UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Qnity™

2026 Proxy Statement and Notice of Annual Meeting of Stockholders

Our Purpose

Making Tomorrow’s Technologies Possible

To be a **premier technology solutions provider across the semiconductor value chain**, empowering AI, high performance computing, and advanced connectivity

Our Strategy

- Innovative portfolio built on decades of leading-edge technologies and solutions
- Mission-critical strategic Partner of Choice to fabs and industry leading OEMs
- Best-in-class operating model with excellence and consistency in performance, quality, and reliability

Letter from the Chief Executive Officer

2025 was a defining year for Qnity, powered by strategic progress and delivery on our commitment to making tomorrow's technologies possible.

Dear Fellow Stockholders,
On behalf of the Qnity Board of Directors, it is my pleasure to invite you to our first Annual Meeting of Stockholders, since we completed our spin-off from DuPont and launched ourselves as a premier global solutions provider for the semiconductor value chain.
2025 was a defining year for Qnity, powered by strategic progress and delivery on our commitment to making tomorrow’s technologies possible. Our focus is clear: continue being the partner of choice to customers at every stage, from chip fabrication to advanced packaging and interconnects to thermal management.
Our inclusion in the S&P 500 further reflects Qnity’s winning strategy and differentiators, including the depth and breadth of our portfolio, our close collaboration with the world’s leading technology companies, and our global footprint powered by our long-standing local-for-local operating model.
In 2025, Qnity delivered solid financial performance, reflecting disciplined execution with strong organic growth across both of our business segments driven by our differentiated solutions for the industry’s most advanced technologies. Capital allocation remains central to our strategy. Our priorities are to reinvest in the business to support organic growth, maintain a strong balance sheet, and return excess capital to stockholders in a disciplined and balanced manner.
Strong governance underpins our success. Qnity’s governance framework emphasizes independent oversight, accountability, and alignment with stockholder interests. Our Board brings diverse experience and perspectives and remains actively engaged in overseeing strategy, risk management, and company leadership.
As we look ahead, we enter the next phase of Qnity’s journey with focus, momentum, and a clear strategic direction. With a broad portfolio, deep innovation and application engineering expertise, disciplined strategy, and strong governance, we are well positioned to continue building durable, long term value for our stockholders.
Sincerely,
Jon Kemp
Chief Executive Officer and Director

2026 Proxy Statement	1

Notice of the Annual Meeting of Stockholders
Dear Stockholder:
We welcome and encourage you to attend Qnity Electronic Inc.'s 2026 Annual Meeting of Stockholders, where stockholders will vote on the following matters either by proxy or by voting online during the Annual Meeting:

Items of Business	Board’s Recommendations

Elect the three Class I directors named in the Proxy Statement	FOR See page 10

Advisory vote to approve the compensation of our named executive officers (Say on Pay)	FOR See page 64

Advisory vote on the frequency of future Say on Pay votes	FOR EVERY ONE YEAR See page 64

Ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the year ending December 31, 2026	FOR See page 65

Such other business as may properly come before the Annual Meeting.
The Board of Directors (the Board or Board of Directors) of Qnity Electronics, Inc. (the Company or Qnity) has set the close of business on March 25, 2026 as the record date for determining stockholders who are entitled to receive notice of the Annual Meeting and to vote.
As permitted by U.S. Securities and Exchange Commission (the SEC) rules, proxy materials were made available online. Notice regarding availability of proxy materials and instructions on how to access those materials were first mailed to stockholders of record beginning on or about April 8, 2026 (the Notice). The instructions included how to vote online and how to request a paper copy of the proxy materials. This method of notice and access gives the Company a lower-cost way to furnish stockholders with their proxy materials.
Please see pages 72-74 of this Proxy Statement for information on attending the Annual Meeting virtually.
Thank you for your continued support and your interest in Qnity.
Lauren Luptak
Vice President, Associate General Counsel and Corporate Secretary
April 8, 2026

Meeting Information Date & Time Thursday, May 21, 2026 1:00 P.M. Eastern Time Location Online at www.virtualshareholdermeeting.com/Q2026 Record Date March 25, 2026

How to Vote
Your vote is important. Whether or not you plan on attending the Annual Meeting virtually, please vote your shares as soon as possible by internet, telephone or mail.
By Internet
www.proxyvote.com
By Phone
1-800-690-6903 or the number provided on your voting instructions
By Mail
Use the postage-paid envelope provided

*    The Annual Meeting will be online and a completely virtual meeting of stockholders. The enclosed materials include instructions on how to participate in the Annual Meeting, including by voting and asking questions both before and during the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2026
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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2026 Proxy Statement	3

About Qnity
Powering the Next Leap Forward
Qnity is one of the largest global leaders in materials and solutions for the semiconductor and electronics industries. We empower our customers’ technology roadmaps to enable advancements in megatrends such as artificial intelligence, high-performance computing and advanced connectivity. We partner with leading semiconductor and advanced device manufacturers to address complex challenges and develop solutions that facilitate next-generation technological innovations. With over 50 years of experience in systems engineering and material science, a global manufacturing footprint and major application labs across the world, we are well-positioned to capitalize on emerging opportunities across various sectors including data centers, communications infrastructure, industrials, automotive, and consumer electronics.
We are organized into two operating segments. Our Semiconductor Technologies segment provides a portfolio of innovative materials and solutions utilized across multiple stages of the semiconductor manufacturing process. Our Interconnect Solutions segment offers what we believe to be a comprehensive range of best-in-class material solutions that address the evolving complexities of signal integrity, thermal and power management and advanced packaging.
Qnity’s Values
Our values are the foundation of how we operate, grow and lead.

Customer	Innovation	Speed	People

We partner to solve customers’ challenges, understand their needs, and deliver with excellence.	We continuously learn and innovate to power new thinking and next-generation solutions.	We act with urgency and precision, pivot fast, and prioritize work that matters most.	We win through exceptional people who inspire change, collaborate together, and unlock opportunities.

Company Information

Name Qnity Electronics, Inc.	Headquarters Wilmington, DE	Number of Employees ~10,000	Financials $4.75B in 2025 net sales

	Ticker Q (NYSE)	Chief Executive Officer Jon Kemp

Key Facts & Figures
Global Reach/Markets

~40 Manufacturing Sites	80+ Countries & Regions Served	~20 Research Labs

Americas 19 Plants | 7 Labs | 2 Offices	Asia - Pacific 19 Plants | 8 Labs | 12 Offices	Europe 1 Plant | 2 Labs | 5 Offices

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About Qnity

2025 Financial Performance Highlights

▲ 10%	▲ 11%	▲ 12%
Net Sales Growth ($4.75B)	Adjusted Pro Forma Operating EBITDA* Growth ($1.4B)	Adjusted Pro Forma Earnings Per Share* Growth ($3.35)

$2.6B	$932M	$2.1B	$534M
Semiconductor Technologies Net Sales	Semiconductor Technologies Adjusted Pro Forma Operating EBITDA*	Interconnect Solutions Net Sales	Interconnect Solutions Adjusted Pro Forma Operating EBITDA*

*    Adjusted Pro Forma Operating EBITDA and Adjusted Pro Forma Earnings Per Share are non-GAAP measures and give effect to pro forma adjustments related to interest expense associated with our current indebtedness, agreements executed in connection with the pin-off from DuPont de Nemours, Inc. (DuPont) and other standalone costs as if the Spin-off had occurred on January 1, 2024. See Appendix A for additional details including a definition of significant items and reconciliations to the most directly comparable GAAP measure.
Our Business and Strategy
We aim to accelerate growth, integrate excellence, transform operations, elevate culture, and deliver superior financial performance.
•Accelerate growth and innovation: We target 6-7% annual net sales growth by investing in cutting-edge technologies, increasing R&D focus on top programs, expanding capacity, and pursuing strategic acquisitions in core and adjacent markets.
•Strengthen customer relationships and commercial capabilities: We leverage deep technical expertise and longstanding partnerships with industry leaders to secure long-term process of record positions, enhancing customer segmentation and product profitability.
•Optimize manufacturing and supply chain: With around 40 global manufacturing sites, we emphasize localization, operational excellence, and supply chain resilience to maintain cost advantages and meet diverse customer needs.
•Accelerate innovation pace: Collaborating closely with original equipment manufacturers (OEMs), we aim to improve innovation agility by enhancing process efficiency and adopting AI, machine learning, and advanced analytics.
•Execute transformation for independence: We are reducing transitional dependencies, simplifying organizational structure, and redesigning processes optimized for a pure-play electronics organization.
•Foster winning culture and leadership: We focus on empowering decentralized decision-making, especially in Asia, shifting to proactive risk management, and aligning leadership with customer intensity and speed.
•Embed values: Customer focus, innovation, speed and people are central to our organizational beliefs and behaviors across all levels.
•Prioritize talent management: We emphasize attracting, developing, and retaining skilled employees, including hiring external leaders to introduce fresh capabilities amid industry talent shortages.
•Deliver superior financial outcomes: We aim for sales growth above market rates, maintaining strong free cash flow conversion, expanding EBITDA margins, strengthening our balance sheet, and repositioning our investor base toward growth-oriented profiles.

2026 Proxy Statement	5

Voting Roadmap

Election of the three Class I Directors named in this Proxy Statement
The three individuals listed below have been nominated and are standing for election at this year’s Annual Meeting. If elected, they will hold office until our 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Karin De Bondt SVP and Chief Strategy Officer, Trane Technologies plc	Byron Green Former VP Global Operations, L3 Harris Technologies	Jon Kemp Chief Executive Officer and Director, Qnity Electronics, Inc.

Our Board currently consists of ten directors. Until the conclusion of our 2028 Annual Meeting, our Board is divided into three classes, with each class consisting, as nearly as may be possible, of one-third of the total number of directors. The directors designated as Class I directors have terms expiring at the 2026 Annual Meeting. The Nomination and Governance Committee recommended and the Board nominated the above three incumbent Class I directors for election at the Annual Meeting to hold office until the 2028 Annual Meeting or until their successors have been elected and qualified.

The Board unanimously recommends that you vote FOR each director nominee.		See page 10

Advisory Vote to Approve Executive Compensation (Say on Pay)
The Board seeks a non-binding advisory vote to approve the compensation of our Named Executive Officers (NEOs) as described in the Compensation Discussion and Analysis (CD&A) and the Compensation Tables that follow.

The Board recommends a vote FOR this proposal.	See page 64

Advisory Vote on Frequency of Future Advisory Say On Pay Votes The Board seeks a non-binding advisory vote on the frequency on future Say on Pay votes.

The Board recommends a vote FOR EVERY ONE YEAR.	See page 64

Ratification of the Appointment of the Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP is an independent registered public accounting firm and has served as Qnity's independent registered public accounting firm since the spin-off. The members of the Audit Committee of the Board believe the continued retention of PricewaterhouseCoopers LLP is in the best interests of the Company and its stockholders.

The Board recommends a vote FOR this proposal.	See page 65

6

Voting Roadmap

Nominees for Board of Directors
You are being asked to vote on the election of the three Class I directors listed below. Additional information about each nominee’s background and experience can be found beginning on page 13.

Class I Director Nominees

Karin De Bondt	Byron Green	Jon Kemp
SVP and Chief Strategy Officer, Trane Technologies plc Age: 56 Committee Membership: Audit Other Public Boards: None	Former VP Global Operations, L3Harris Technologies Age: 62 Committee Membership: People and Compensation Other Public Boards: None	Chief Executive Officer and Director, Qnity Age: 50 Committee Membership: None Other Public Boards: None
Directors Continuing in Office

Class II Directors whose terms expire in 2027

Terrence R. Curtin	Kristina M. Johnson	Yi Hyon Paik
CEO, TE Connectivity Age: 57 Committee Membership: Audit Other Public Boards: 1	Managing Director, Catalyzer Ventures Age: 68 Committee Membership: People and Compensation Other Public Boards: 3	Former President and Chief Strategy Officer of Samsung SDI Company Age: 70 Committee Membership: Nomination and Governance Other Public Boards: 1

Class III Directors whose terms expire in 2028

Shumeet Banerji	Mark A. Blinn	Anne Noonan
Former President Worldwide Commercial Business, Booz Allen Hamilton and Former CEO, Booz & Company Age: 66 Committee Membership: Nomination and Governance Other Public Boards: 1	Board Chair Former CEO and CFO, Flowserve Corporation Age: 64 Committee Membership: Nomination and Governance Other Public Boards: 3	Former President and CEO, Summit Materials Age: 62 Committee Membership: People and Compensation Other Public Boards: 1

Steven M. Sterin
Consultant, Amber Energy Age: 54 Committee Membership: Audit Other Public Boards: 1
Committee Chair

Independent Director

2026 Proxy Statement	7

Voting Roadmap

Board Independence

9 Independent
1 Non-independent
Director Age*

1 45-55 Years
5 56-65 Years
3 65+ Years
Gender Diversity

Female
Male
*      Board tenure and age measured as of April 8, 2026.
**    Does not include Mr. Kemp, 50, as he is not an independent director.
Board Composition & Independence

•Independent Board Chair with significant responsibilities
•Majority independent Board with 9 of 10 directors being independent
•Balanced Board with a large breadth of varied skills, experiences, and areas of expertise
•Fully independent Audit, People and Compensation, and Nomination and Governance Committees
•Independent Executive Sessions with only independent directors at every regularly scheduled Board and Committee meeting
•Diverse Board with directors identifying as women, ethnically and racially diverse and international backgrounds

Strong Governance Practices

•Annual Board & Committee evaluations
•Robust director Code of Conduct
•Restrictions on overboarding
•Mandatory retirement for directors after reaching age 75
•Significant stock ownership guidelines for directors (5x annual cash retainer)
•Majority vote standard in uncontested elections with plurality carve-out for contested elections and mandatory resignation policy
•Phase-out of classified board, with all directors standing for election annually beginning in 2028

8

Voting Roadmap

Key Executive Compensation Highlights
Before our Spin-off from DuPont on November 1, 2025 (Spin-off), our NEOs’ 2025 compensation was determined in accordance with DuPont’s compensation philosophy and program design. Only Mr. Kemp was an executive officer of DuPont; therefore, each element of his 2025 compensation prior to the Spin-off was established and approved by the DuPont People and Compensation Committee. The compensation elements for our other NEOs were determined by their respective managers in accordance with DuPont’s policies prior to the Spin-Off.
Following the Spin-Off, the Qnity People and Compensation Committee conducted a comprehensive review of each compensation element and evaluated the appropriate total compensation mix for our NEOs. As a result of this assessment, the Committee took actions to better align NEO compensation with Qnity’s philosophy and market comparisons as an independent company.
Key compensation decisions made before and after the Spin-Off are summarized below.

DuPont Decisions
Q1 2025
•Approved NEO base salary and incentive target increases to recognize the expanded scope of responsibilities assumed during the transition period prior to completion of the Spin-Off.
•Approved long-term incentive awards granted in February 2025.
•Established the annual incentive compensation program applicable to our NEOs for the entirety of 2025, the "DuPont STIP", including its design and performance metrics.

Q2-3 2025	•Determined the treatment of outstanding long-term incentive awards at the time of Spin-Off.

Q4 2025	•Determined 2025 DuPont STIP achievement for periods prior to the Spin-Off for Qnity employees.

Spin-Off - November 1, 2025

Qnity Decisions
Q4 2025
•Approved base salary and incentive target increases for each NEO reflecting their new role and alignment with market-competitive levels based on Qnity peer group and industry data.
•Established stock ownership requirements to further strengthen the alignment of our executives’ financial interests with the long-term interests of our stockholders.
•Approved one-time performance-based equity awards for executives, including our NEOs, designed to incentivize leadership to drive stockholder value creation during Qnity’s first three years as a stand-alone company.

Q1 2026
•Approved the overall payout factor for the 2025 DuPont STIP, taking into consideration the performance results approved by DuPont for the period prior to the Spin-Off.
•Approved the 2026 annual cash incentive design and performance metrics, the “Qnity Incentive Plan”, which is structured to drive key financial and strategic priorities.
•Approved 2026 long-term incentive awards with majority delivered in the form of PSUs reflecting a focus on long-term enterprise value creation.

2026 Proxy Statement	9

Board and Governance Matters

Election of Class I Directors
Our Board has nominated Karin De Bondt, Byron Green and Jon Kemp for election at the 2026 Annual Meeting. If elected, each of these nominees will serve until our 2028 annual meeting or until his or her successor is duly elected and qualified. Each of these director nominees currently serves on the Board.
Each of the director nominees identified in this proxy statement has consented to being named as a nominee in our proxy materials and has accepted the nomination and agreed to serve as a director if elected by the Company’s stockholders. If any nominee becomes unable or for good cause unwilling to serve between the date of the proxy statement and the 2026 Annual Meeting, the Board may designate a new nominee, and the persons named as proxies will vote on that substitute nominee.
Majority Voting for Directors and Resignation Policy
In an uncontested election, each director will be elected by a majority of the votes cast. In a contested election (one in which, as of the record date for the applicable meeting, the number of nominees exceeds the number of directors to be elected), directors will be elected by a plurality of the votes cast. Our amended and restated bylaws require each incumbent director to submit (and we will only nominate for reelection a director who has submitted) an irrevocable resignation that will be effective upon (i) the failure to receive the required vote at the next annual meeting of the stockholders at which such director faces reelection and (ii) the Board’s acceptance of such resignation in accordance with the procedures specified in our Corporate Governance Guidelines. Pursuant to our Corporate Governance Guidelines, if an incumbent director in an uncontested election fails to receive the required vote for reelection, the Nomination and Corporate Governance Committee of our Board will make a recommendation to the Board as to whether to accept or reject the resignation of such director. The Board will evaluate whether it should accept the director’s resignation, which must be tendered to our Board pursuant to our governance documents, taking into account the recommendation of the Nomination and Corporate Governance Committee, and promptly publicly disclose its decision following certification of the election results. The Nomination and Corporate Governance Committee, in making its recommendation, and our Board, in making its decision, may consider any factors they deem relevant or appropriate in deciding whether to accept a resignation from such director in reaching their determinations. Any director whose resignation is under consideration is expected to abstain from participating in the Nomination and Corporate Governance Committee’s recommendation and/or the Board’s action regarding whether to accept the resignation.
Vote Required & Recommendation of the Board
To be elected, each director nominee requires the affirmative vote of the majority of votes cast (i.e., the number of shares voted “FOR” the nominee must exceed the number of shares voted “AGAINST” the nominee). Abstentions and “broker non-votes” will have no effect on the outcome of the vote.

Our Board recommends a vote “FOR” each of the three director nominees.
Our amended and restated certificate of incorporation provides that, until the 2028 Annual Meeting, our Board will be divided into three classes, with each class consisting, as nearly as may be possible, of one-third of the total number of directors.

10

Board and Governance Matters

Classified Board Phase Out
On November 1, 2025, we completed our Spin-Off from DuPont, and became an independent, publicly traded company. Prior to the Spin-Off, DuPont's board of directors determined that Qnity would initially have a classified board of directors that would “sunset” by 2028, which means that all directors will be elected annually by the 2028 annual meeting of stockholders. This structure is intended to provide better continuity of leadership at the Board level during Qnity’s first years of operation as an independent, publicly held company, versus annually elected directors. Our Class II directors have terms expiring at the 2027 annual meeting of stockholders and our Class III directors have terms expiring at our 2028 annual meeting of stockholders. At the 2027 annual meeting of stockholders, our Class II directors will be elected to hold office for a term of office to expire at the 2028 annual meeting. Commencing with the 2028 annual meeting, all directors will be elected annually and will hold office until the next annual meeting of stockholders. Effective as of the conclusion of the 2028 annual meeting, our Board will no longer be divided into three classes.
Our Board Will Be Fully Declassified by the 2028 Annual Meeting.

2026 Annual Meeting	2027 Annual Meeting	2028 Annual Meeting

Class I Directors standing for election in 2026			All directors will be elected annually beginning at the 2028 Annual Meeting of Stockholders

Class II Directors standing for election in 2027

Class III Directors

2026 Proxy Statement	11

Board and Governance Matters

Our Board of Directors
Director Qualifications, Skills and Experience
Skills and Experience. The Board has adopted guidelines to be used by the Nomination and Corporate Governance Committee and the Board in evaluating candidates for Board membership in order to ensure a highly qualified Board. Directors are selected for their integrity and character; sound, independent judgment; breadth of experience, insight and knowledge; and business acumen. Leadership skills, scientific or technology expertise, familiarity with issues affecting global businesses in a wide range of industries, prior government service, diversity of skills and experience, time availability in light of other commitments, dedication and conflicts of interest are among the relevant criteria, which will vary depending on the needs of the Board. While the Nomination and Corporate Governance Committee and the Board consider diversity of skills and experience as part of several factors they consider in identifying qualified director candidates, neither the Board nor the Nomination and Corporate Governance Committee has a formal diversity policy.
As part of the nominee selection process for the Annual Meeting, the Nomination and Governance Committee reviewed the skills and experience of the Board, including the knowledge, skills and expertise set forth on the next page. Based upon this review, the Nomination and Governance Committee, believes that the overall mix of the backgrounds of the nominees for election at the Annual Meeting provides for a highly qualified Board. Here are the skills and qualifications that our Board values and considers particularly important for advancing our strategic objectives.
Director Skills Matrix

Skills	Description	Directors

M&A / Business Development	Experience with successfully leading growth through acquisitions and other business development transactions or corporate strategy and strategic planning with initiatives aimed at growth

Global Business	Experience managing a business with substantial global operations, including Asia

Risk Management	Experience in governmental, public policy, legal or risk management areas, including cybersecurity

Human Capital Management	Experience in talent development and succession planning, along with a practical understanding of organizations, processes, workforce planning, and talent risk management

Corporate Compliance / Governance
Experience serving as a member of the internal function responsible for managing a public company’s corporate compliance and/or corporate governance or as the Chair of a public company’s corporate governance committee

Finance and Accounting	Experience in financial reporting and disclosures, accounting, corporate finance, or P&L responsibility

Technology / Innovation	Experience in a senior management position with oversight for technology or innovation at a company within the semiconductor value chain

Manufacturing and Supply Chain	Experience directly managing an organization or business function responsible for the manufacturing and/or supply of physical goods

Sales and Marketing	Experience developing strategies to grow sales and market share, build brand awareness and equity, and enhance global reputation

Public Company CEO / CFO	Experience serving as a current or former CEO or CFO of a public company

12

Board and Governance Matters

Director Biographies
The biographies below summarize director qualifications, including the key skill sets, each director brings to the Board, to support the conclusion that these individuals are highly qualified to serve on the Board. The information is current as of the date of this Proxy Statement. Each nominee has consented to serve if elected.
Class I Director Nominees

Karin De Bondt SVP and Chief Strategy Officer, Trane Technologies plc

Age: 56
Committee Membership: Audit
Other Current Public Company Boards: None
Biography
Karin De Bondt has served as the senior vice president and chief strategy officer for Trane Technologies since January 2024, leading the company's enterprise strategy and mergers and acquisitions to drive growth and profitability. Ms. De Bondt has held various senior leadership roles since joining Trane Technologies in 2013, including president of Thermo King Americas and leading the HVAC and transport business in Latin America and transport solutions for Europe, Russia, Middle East and Africa. Previously, she served as senior vice president of global business development at DHL. With over 20 years of global business leadership experience, she excels in addressing complex challenges, building customer-focused teams, and driving innovation, alignment, and strategic growth through financial discipline. Ms. De Bondt is a member of the Executive Committee of Manufacturers Alliance. Ms. De Bondt was appointed to our board in November 2025. Ms. De Bondt holds a master’s degree in economics from the Catholic University of Leuven and a diplome d’administration des entreprises from Université de Louvain-la-Neuve, Belgium.
Qualifications
We believe Ms. De Bondt’s experience in business and operational management, complex international markets, global strategy and corporate development are an asset to our board and make her well-qualified to serve as a director.

Key Skills
Global Business	Sales and Marketing

Finance and Accounting	M&A / Business Development

Byron Green Former VP Global Operations, L3Harris Technologies

Age: 62
Committee Membership: People and Compensation
Other Current Public Company Boards: None
Biography
Byron Green served as vice president of Global Operations for L3Harris Technologies, Inc., a global aerospace and defense technology company, from July 2019 to February 2025. Previously, Mr. Green was the vice president of Manufacturing for North America at Whirlpool Corporation from 2017 to 2019. Prior to joining Whirlpool, Mr. Green held various roles at Fiat Chrysler Automobiles for almost 20 years, ultimately leading the North American vehicle assembly operations. Mr. Green was appointed to our board in November 2025. Mr. Green earned his B.S. in electrical engineering from Kettering University and his M.S. in engineering management (controls systems) from University of Detroit Mercy.
Qualifications
We believe Mr. Green’s executive experience in global operations and manufacturing makes him well-qualified to serve as a director.

Key Skills
Risk Management	Human Capital Management

Manufacturing and Supply Chain	M&A / Business Development

2026 Proxy Statement	13

Board and Governance Matters

Jon Kemp Chief Executive Officer and Director, Qnity

Age: 50
Committee Membership: None
Other Current Public Company Boards: None
Biography
Jon Kemp was appointed as our chief executive officer in connection with the Spin-Off and previously served as the president of the Electronics and Industrial segment within DuPont since August 2019. Mr. Kemp has been a member of the Semiconductor Equipment and Materials International board of directors since 2016. Previously, he served as head of strategy for the Specialty Products Division of DowDuPont from October 2017 to June 2019. Mr. Kemp served as the president of DuPont Electronics and Communications from 2015 through 2017. Prior to that, Mr. Kemp held various roles at E. I. du Pont de Nemours and Company. Prior to joining E. I. du Pont de Nemours and Company, he was an economist and business development manager for the Utah Department of Community and Economic Development. Mr. Kemp was appointed to our board in November 2025. Mr. Kemp earned his B.A. in economics from the University of Utah and his M.B.A. from the Darden School of Business at the University of Virginia.
Qualifications
As our chief executive officer and with many years of experience leading organizations, Mr. Kemp has extensive knowledge of the industry and is uniquely qualified to understand the opportunities and challenges facing our business.

Key Skills
Global Business	Manufacturing and Supply Chain,

Public Company CEO / CFO	Sales and Marketing

Technology / Innovation	M&A / Business Development

14

Board and Governance Matters

Class II Directors

Terrence R. Curtin CEO, TE Connectivity

Age: 57
Committee Membership: Audit
Other Current Public Company Boards: 1
Biography
Terrence R. Curtin has served as the chief executive officer at TE Connectivity plc (“TE”), a global technology leader in connectivity and sensor solutions, since March 2017. Prior to serving as chief executive officer, Mr. Curtin served as TE’s President, where he was responsible for all of TE’s businesses and mergers and acquisitions activities. Mr. Curtin also previously led TE’s Industrial Solutions business segment and also served as TE’s chief financial officer. Prior to his time with TE, Mr. Curtin occupied positions of increasing responsibility for eleven years at Arthur Andersen LLP. Mr. Curtin has served on the board of directors of TE since March 2016 and served on the board of directors of DuPont de Nemours, Inc. from June 2019 to October 2025. Mr. Curtin was appointed to our board in November 2025. He is also a member of the board of directors of the US-China Business Council. Mr. Curtin earned his B.A. in accounting and finance from Albright College.
Qualifications
We believe Mr. Curtin’s extensive leadership experience and relevant industry expertise makes him well-qualified to serve as a director.

Key Skills
Global Business	Public Company CEO/CFO

Risk Management	Finance and Accounting

Kristina M. Johnson Managing Director, Catalyzer Ventures

Age: 68
Committee Membership: People and Compensation
Other Current Public Company Boards: 3
Biography
Dr. Kristina M. Johnson currently serves as Managing Director at Catalyzer Ventures and as the chief executive officer of Johnson Energy Holdings, LLC since May 2023. Prior to that, Dr. Johnson served as the president of The Ohio State University from September 2020 to May 2023. Previously, Dr. Johnson served as the chancellor of the State University of New York from September 2017 to August 2020. From January 2014 to September 2017, Dr. Johnson served as the chief executive officer of Cube Hydro Partners, LLC, a clean energy company, and a joint venture between Enduring Hydro, a company she founded in January 2011 and I Squared Capital, a private equity firm. From May 2009 to October 2010, Dr. Johnson served as Under Secretary of Energy at the U.S. Department of Energy. Prior to this, Dr. Johnson was provost and senior vice president for academic affairs at The Johns Hopkins University from 2007 to 2009 and dean of the Pratt School of Engineering at Duke University from 1999 to 2007. Previously, she served as a professor in the Electrical and Computer Engineering Department, University of Colorado and as director of the National Science Foundation Engineering Research Center for Optoelectronics Computing Systems at the University of Colorado, Boulder. Dr. Johnson was inducted into the National Inventors Hall of Fame in 2015. She is also a member of the National Academy of Engineering and the National Academy of Inventors and a 2025 recipient of the National Medal of Technology and Innovation. Dr. Johnson has served as a director of Cisco Systems, Inc. since 2012, Minerals Technologies Inc. since 2024 and Infleqtion, Inc. since 2026. She previously served as a director of Boston Scientific Corporation from 2011 until 2017, The AES Corporation from 2011 until 2019 and DuPont de Nemours, Inc. from 2022 until 2025. Dr. Johnson was appointed to our board in November 2025. Dr. Johnson earned her B.S., M.S. and Ph.D. in electrical engineering from Stanford University.
Qualifications
We believe Dr. Johnson’s expertise in business innovation strategy as well as her extensive experience in the technology industry make her well-qualified to serve as a director.

Key Skills
Risk Management	Technology / Innovation

Corporate Compliance / Governance	Human Capital Management

2026 Proxy Statement	15

Board and Governance Matters

Yi Hyon Paik Former President and Chief Strategy Officer of Samsung SDI Company

Age: 70
Committee Membership: Nomination and Governance
Other Current Public Company Boards: 1
Biography
Yi Hyon Paik served as president and chief strategy officer of Samsung SDI Company, a publicly listed South Korean producer of lithium-ion batteries and electric materials, from 2014 to 2016. Prior to that, he was the executive vice president and head of the Electronic Materials Business at Samsung Cheil Industries from 2010 to 2013. From 2009 to 2010, Dr. Paik worked at the Dow Chemical Company as its business group vice president and head of Electronic Materials Business. Before Dow Chemical Company, he served at Rohm and Haas as business group vice president and president of the Electronic Materials Business. Dr. Paik has served on the board of directors of Orion S.A. since 2020, on the advisory board of directors of RecycLiCo Battery Materials Inc. since 2023 and on the board of directors of Asia-IO Partners International Pte. Ltd. since 2023. Dr. Paik previously served on the board of directors for Versum Materials, Inc. from 2016 until its acquisition by Merck in 2019. Dr. Paik was appointed to our board in November 2025. Dr. Paik earned a B.A. and Master in Chemistry from Seoul National University, a Ph.D. in Chemistry at the University of Pittsburgh and a Postdoctoral Fellow at Columbia University.
Qualifications
We believe Dr. Paik’s expertise in the electronics and materials industry and his global business experience makes him well-qualified to serve as a director.

Key Skills
Global Business	Technology / Innovation

Corporate Compliance / Governance	Sales and Marketing

16

Board and Governance Matters

Class III Directors

Shumeet Banerji Former President Worldwide Commercial Business, Booz Allen Hamilton and Former CEO, Booz & Company

Age: 66
Committee Membership: Nomination and Governance
Other Current Public Company Boards: 1
Biography
Dr. Shumeet Banerji has served as founder and partner of Condorcet, LP, an advisory and investment firm focused on early and development stage technology companies, since 2013, and chief executive officer of Booz & Company from 2008 to 2012. Dr. Banerji currently serves as a director of Reliance Industries Limited and several of its major subsidiaries, including Jio Platforms Limited, Reliance Retail Ventures Limited, and Felix Pharmaceuticals Pvt Ltd. He previously served on the boards of Hewlett Packard Company, and HP, Inc. from 2011 to 2024. Dr. Banerji was appointed to our board in November 2025. Dr. Banerji earned his B.A. in economics from St. Stephen’s College, Delhi, his M.B.A. from Delhi University and his Ph.D. in business from the Kellogg School of Management, Northwestern University.
Qualifications
We believe Dr. Banerji’s expertise in executive management and global business experience make him well-qualified to serve as a director.

Key Skills
Global Business	Corporate Compliance / Governance

Risk Management	Human Capital Management

Mark A. Blinn Chair of the Board Former CEO and CFO, Flowserve Corporation

Age: 64
Committee Membership: Nomination and Governance (Chair)
Other Current Public Company Boards: 3
Biography
Mark A. Blinn served at Flowserve Corporation as chief executive officer and president, from 2009 to 2017 and as chief financial officer from 2004 to 2009. Prior to that, Mr. Blinn held senior finance positions at several companies, including FedEx Kinko’s Office and Print Services, Inc. and Centex Corporation. Mr. Blinn has served as a director at Texas Instruments Incorporated since 2013, Emerson Electric Co. since 2019 and Globe Life Inc. since 2021, and formerly served as a director at Leggett & Platt, Incorporated from 2019 to 2025, and Kraton Corporation from 2017 to 2021. Mr. Blinn is the sole member of BlinnPeak LLC. Mr. Blinn was appointed as Chair of our board in November 2025. Mr. Blinn earned a B.S., M.B.A. and J.D. from Southern Methodist University.
Qualifications
We believe Mr. Blinn’s extensive leadership and executive management experience make him well-qualified to serve as a director and as our Board Chair.

Key Skills
Global Business	Public Company CEO/CFO

Corporate Compliance / Governance	M&A / Business Development

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Board and Governance Matters

Anne Noonan Former President and CEO, Summit Materials

Age: 62
Committee Membership: People and Compensation (Chair)
Other Current Public Company Boards: 1
Biography
Anne Noonan served as president and chief executive officer of Summit Materials, Inc. from 2020 to 2025. Previously, she served as president and chief executive officer of OMNOVA Solutions, Inc. (“OMN”) from 2016 to 2020, and as president of the Performance Chemicals business segment of OMN from 2014 to 2016. Prior to that, Ms. Noonan spent 27 years at Chemtura Corporation, a global manufacturer of specialty chemicals. Ms. Noonan serves on the board of CF Industries. Ms. Noonan was appointed to our board in November 2025. Ms. Noonan earned her B.S. Honors degree in chemistry and her M.S. in organometallic chemistry from University College Dublin, Ireland.
Qualifications
We believe Ms. Noonan’s extensive leadership and executive management experience makes her well-qualified to serve as a director.

Key Skills
Public Company CEO/CFO	Human Capital Management

Sales and Marketing	M&A / Business Development

Steven M. Sterin Consultant, Amber Energy

Age: 54
Committee Membership: Audit (Chair)
Other Current Public Company Boards: 1
Biography
Steven M. Sterin has served as a Consultant to Amber Energy since February 2026 and previously served as a senior advisor to McKinsey & Company from April 2023 to February 2026 and June 2019 to August 2021. Mr. Sterin was the co-founder and president of G&S Energy Holdings, LLC, a private company, from its inception in August 2021. Mr. Sterin served as executive vice president and chief financial officer of Andeavor from 2014 until the merger of Andeavor with Marathon Petroleum Company in October 2018. He also served as president, chief financial officer and board member for Andeavor Logistics GP, LLC from 2014 to 2018. From 2007 to 2014, Mr. Sterin was the senior vice president and chief financial officer of Celanese Corporation, a global technology and specialty material company. He previously served as corporate controller and principal accounting officer of Celanese. Mr. Sterin also spent six years with Reichhold, Inc., a global chemical company, in a variety of financial positions, including director of tax and treasury in the Netherlands, global treasurer and vice president of finance. Mr. Sterin’s career started with PricewaterhouseCoopers. Mr. Sterin has served on the board of directors of Kosmos Energy since July 2019. Mr. Sterin previously served on the DuPont board of directors from June 2019 to October 2025 and was appointed to our Board in October 2025. Mr. Sterin earned his B.B.A. and M.P.A. in accounting from the University of Texas at Austin.
Qualifications
We believe Mr. Sterin’s experience as chief financial officer at large public companies, as well as his vast industry experience and experience with information technology and cyber security services make him well-qualified to serve as a director.

Key Skills
Risk Management	Finance and Accounting

Public Company CEO/CFO	Sales and Marketing

18

Board and Governance Matters

Director Nomination Process
Identifying Director Candidates
Among the Nomination and Governance Committee’s most important functions is the selection of directors and recommendation to the Board of candidates for election as directors. The Nomination and Governance Committee has adopted a process for identifying new director candidates. Recommendations may be received by the Nomination and Governance Committee from various sources, including current or former directors, a search firm retained by the Nomination and Governance Committee to assist in identifying and evaluating potential candidates, stockholders, Company executives, and by self-nomination. The Nomination and Governance Committee is open to accepting stockholders’ suggestions of candidates to consider as potential Board members as part of the Nomination and Governance Committee’s periodic review of the size and composition of the Board and its Committees. Such recommendations, including the candidate’s full name and address, resume and biographical information, should be sent to the Nomination and Corporate Governance Committee through the Office of the Corporate Secretary, at 974 Centre Road, Building 735, Wilmington, DE 19805. The Nomination and Corporate Governance Committee uses the same process to evaluate director nominees recommended by stockholders as it does to evaluate nominees identified by other sources.

•Board currently comprised of ten directors •Overall mix of the backgrounds and skills to provide a highly qualified Board	•Nomination and Governance Committee has oversight for selection of directors •Independent search firms may be utilized	•Candidates evaluated based on minimum criteria, mix of backgrounds and skills already represented on Board and desired skill set mix	•Nomination and Governance Committee recommends to Board for appointment or election •Board recommends to stockholders for election
Director Candidate Nominations through Proxy Access
Our Amended and Restated Bylaws (Bylaws) set forth procedural and content requirements for director candidate nominations through proxy access. As more specifically provided in the Bylaws, a stockholder or group of up to 20 stockholders that has owned 3% or more of the Company’s outstanding shares of common stock continuously for at least three years, may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements detailed in the Bylaws. Nominations should be sent to the Office of the Corporate Secretary in accordance with the procedural and content requirements set forth in the Bylaws, the full text of which is available at https://ir.qnityelectronics.com/corporate-governance/governance-documents.
Director Independence
The Board has assessed the independence of each director currently on the Board or who served during the last fiscal year in accordance with the standards of independence of the NYSE rules and as described in the Corporate Governance Guidelines. Based upon these standards, the Board has determined that each of Shumeet Banerji, Mark A. Blinn, Terrence R. Curtin, Karin De Bondt, Byron Green, Kristina M. Johnson, Anne Noonan, Yi Hyon Paik and Steven M. Sterin is independent. The current independent directors constitute a “substantial majority” of the Board, consistent with our Corporate Governance Guidelines. The Nomination and Corporate Governance Committee, as well as the Board, annually reviews relationships that directors may have with the Company and members of management to make a determination as to whether there are any material relationships that would preclude a director from being independent.

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Board and Governance Matters

All members of the Audit Committee, People and Compensation Committee and Nomination and Governance Committee, (each, a “Committee” and collectively, the “Committees”) are independent directors under the Corporate Governance Guidelines and applicable regulatory and NYSE listing standards.
Director Retirement Policy
The Corporate Governance Guidelines provide that directors should not be nominated for election to the Board after reaching age 75, unless it is determined that it is in the best interests of the Company to extend the retirement date.
Overboarding Policy
Our Corporate Governance Guidelines limit the number of other public company boards on which a director may serve. No director who is an executive officer of a public company may serve as a director of the Company if he or she serves on more than a total of three public company boards, including the Qnity Board and the board of the company with which the director is employed. If a director is not an executive officer of a public company, he or she may serve on a maximum of four public company boards, including the Qnity Board. Directors are required to advise the Chair in advance of serving on another company’s board.

20

Corporate Governance
Strong corporate governance is an integral part of Qnity’s core values. This section provides information about our Board and its governance structure and processes.
Board Leadership Structure
The Board is responsible for broad corporate policy and overall performance of the Company through oversight of risk management and stewardship of the Company. Among other duties, the Board appoints the Company’s officers, assigns to them responsibility for management of the Company’s operations, and reviews their performance.
Our governing documents provide the Board with the flexibility to determine the optimal leadership structure for the Company, including, when appropriate, separating the positions of Chair of the Board and Chief Executive Officer (CEO). We believe that it is important for the Board to determine, on a case-by-case basis, the most effective leadership structure for us. We believe that the Company and its stockholders benefit from this flexibility, and that the directors are best positioned to lead this evaluation given their knowledge of our leadership team, strategic goals, opportunities, and challenges.
The Board has determined that, at the present time, it is in the best interest of stockholders and the Board to have separation of the Chair and CEO roles. This leadership structure allows Mr. Kemp to focus on operating and managing our newly public global company and Mr. Blinn to provide valuable risk oversight and strategic insight. Our Chair and CEO work together to align on important enterprise-level decisions and ensure appropriate risk management.
Our Corporate Governance Guidelines provide that if the Chair is not an independent director, another director will be appointed by the independent directors to serve as our independent Lead Director with the clearly delineated responsibilities described in such guidelines. Because Mr. Blinn is independent, our independent directors have not appointed an independent Lead Director.
Committees
Committees perform many important functions. The responsibilities of each Committee are stated in their respective Committee charters which are available at https://ir.qnityelectronics.com. The Board, upon the recommendation of the Nomination and Governance Committee, elects members to each Committee and has the authority to change Committee chairs, membership and the responsibilities of any Committee as set forth in the Bylaws.
The Board currently has three Committees: Audit Committee; Nomination and Governance Committee; and People and Compensation Committee. All members of each of the three standing Committees of the Board are independent under the Company’s Corporate Governance Guidelines and applicable regulatory and NYSE listing standards.

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Corporate Governance

Committee Membership
The following chart shows Committee membership as of the date of this Proxy Statement.

Director	Independent	Audit	Nomination and Governance	People and Compensation
Mark Blinn			CH
Shumeet Banerji			●
Terrence R. Curtin		●
Karin De Bondt		●
Byron Green				●
Kristina M. Johnson				●
Jon Kemp
Anne Noonan				CH
Yi Hyon Paik			●
Steven M. Sterin		CH
CH - Chair          ● - Member
Committees
Brief descriptions of the responsibilities of the Committees are as follows:

Audit Committee

Held two meetings during 2025 Steven M. Sterin (Class III) Chair* Members: Terrence R. Curtin (Class II)* Karin De Bondt (Class I) * Audit Committee Financial Expert
•Appoints, engages, oversees and replaces, as appropriate, the Company’s independent registered public accounting firm, subject to stockholder ratification, to audit the Company’s consolidated financial statements.
•Reviews and approves the Audit Committee Pre-Approval Policy of audit and non-audit services provided by the Company’s independent registered public accounting firm (Pre-Approval Policy).
•Provides oversight on the external reporting process and the adequacy of the Company’s internal controls.
•Reviews effectiveness of the Company’s systems, procedures and programs designed to promote and monitor compliance with applicable laws and regulations and receives prompt reports on compliance matters that could adversely impact the Company’s external reporting process or adequacy of internal controls.
•Reviews and approves the scope of the audit and permitted non-audit related activities of the independent registered public accounting firm and the Company’s internal auditors and appraises audit efforts of both.
•Reviews services provided by the Company’s independent registered public accounting firm and other disclosed relationships as they bear on the independence of the Company’s independent registered public accounting firm.
•Establishes procedures for the receipt, retention and resolution of complaints regarding accounting, internal controls or auditing matters.
A Summary of the Pre-Approval Policy is included as part of Agenda Item 4: Ratification of the Appointment of the Independent Registered Public Accounting Firm.

22

Corporate Governance

Nomination and Governance Committee

Held one meeting during 2025 Mark Blinn (Class III) Chair Members: Shumeet Banerji (Class III) Yi Hyon Paik (Class II)
•Develops, and recommends to the Board, and periodically reviews, a set of corporate governance guidelines for the Company.
•Establishes the process for identifying and evaluating director nominees, determines the qualifications, qualities, skills and other expertise required to be a director, and recommends to the Board nominees for election to the Board.
•Reviews periodically the size and structure of the Board and recommends to the Board any appropriate changes.
•Monitors the functioning of Board Committees.
•Oversees the Board’s new director orientation program.
•Oversees the annual assessment of the Board, its Committees and individual directors.
•Oversees the Company’s corporate governance practices, including reviewing and recommending to the Board for approval any changes to the Company’s Code of Conduct and Code of Financial Ethics, Certificate of Incorporation, Bylaws and Committee charters.
•Reviews related person transactions and related policies and procedures.
•Reviews stockholder communications and matters bearing on the Company and its stockholders.
•Oversees the Company’s compliance programs, including the Code of Conduct and Code of Financial Ethics and legal and regulatory matters.
•Reviews the Company’s actual and potential conflicts of interest.

People and Compensation Committee

Held two meetings during 2025 Anne Noonan (Class III) Chair Members: Byron Green (Class I) Kristina M. Johnson (Class II)
•Assesses current and future senior leadership talent for Company officers.
•Assists the Board in the CEO succession planning process.
•Oversees the Company’s human capital management.
•Reviews and approves the goals and objectives relevant to the CEO’s compensation, oversees the performance evaluation of the CEO based on such goals and objectives and, together with the other independent members of the Board, determines and approves the CEO’s compensation based on this evaluation.
•Reviews and approves all compensation and employment arrangements, including severance agreements, of the Company’s executive officers other than the CEO.
•Reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking and evaluates compensation policies and practices that could mitigate any such risk.
•Reviews and considers the voting results of any say-on-pay or related stockholder proposals.
•Recommends non-employee directors’ compensation to the Board for approval.

2026 Proxy Statement	23

Corporate Governance

Board Engagement
Meeting Attendance and Executive Sessions
During 2025, from the date of the Spin-Off in November 2025, our Board held two meetings, the Audit Committee held two meetings, the People and Compensation Committee held two meetings and the Nomination and Corporate Governance Committee held one meeting. All of the incumbent directors attended more than 75% of the sum of the total number of Board meetings and the total number of meetings of the Committees on which the director served during the past year. All directors are encouraged to attend the Annual Meetings of Stockholders.
Time is reserved at each regularly scheduled meeting of the Board for the independent directors to meet in executive session.
Board Evaluation Process
The Board recognizes that a robust and constructive performance evaluation process is an essential component of Board effectiveness. As such, the Board conducts an annual performance evaluation that is intended to determine whether the Board, its Committees, and individual Board members are functioning effectively, and to provide Board members with an opportunity to reflect upon and improve processes and effectiveness. The evaluation process also informs the annual director nomination process. The Nomination and Governance Committee oversees this annual process, which is led by the Board Chair. As part of this process, the Board Chair engages with each Board member to obtain their assessment of the effectiveness and performance of the Board, its committees, and other Board members. A summary of the results of this process is presented to the Nomination and Governance Committee identifying any themes or issues that have emerged. The results are then reported to the full Board, which considers the results and ways in which Board processes and effectiveness may be enhanced.
Board’s Oversight Role
Oversight of Strategy
The Board has oversight responsibility for management’s establishment and execution of short- and long-term corporate strategy, and elements of our strategy are regularly discussed at scheduled Board meetings and other engagements our directors have with management. The Board also engages directly with management, in and outside of Board meetings, to review the businesses’ strategic and operational priorities, competitive environment, market challenges, economic trends and regulatory developments. Since the Spin-Off, the Board has worked to develop robust practices to execute its oversight responsibilities.
•Annually the Board conducts an extensive review of the Company's annual and long-term strategic plans, financial targets, and plans for achieving those targets. Over the course of the year, the Board receives regular updates on the Company’s financial performance against the financial targets and its progress towards its strategic objectives.
•Board meeting agendas throughout the year include significant time allocated to review and discuss our long-term strategy, including risks, market trends, and key areas of opportunity. These discussions help the Board ensure that we are making progress toward our long-term strategic goals and gives the Board the opportunity to provide thoughtful and candid feedback about our strategic direction.
•The Board reviews and provides insights on our capital allocation strategy, including any capital returns to stockholders through dividends or share repurchase plans and any significant capital investments.
•Independent directors hold regularly scheduled executive sessions without management present, led by the independent Chair of the Board, to discuss Company performance and review long-term strategy.

24

Corporate Governance

Oversight of Risk Management
The Board is responsible for overseeing the overall risk management process for the Company. Risk management is considered a strategic activity within the Company under the responsibility of executive management while the Committees and the Board as a whole participate in the oversight of the process. Specifically, the Board as a whole has responsibility for overseeing the strategic planning process and reviewing and monitoring management’s execution of the corporate and business plan. The Board is also responsible for overseeing risks associated with operational resiliency, cybersecurity, artificial intelligence, geopolitical matters, innovation and mergers and acquisitions. Each Committee is responsible for oversight of specific risk areas relevant to their respective charters.
The Board, acting through its committee structure, is responsible for overseeing that management implements and follows its risk management processes and for coordinating the outcome of reviews by Committees in their respective risk areas.

Committee	Area(s) of Risk Management Oversight Responsibility

Audit Committee	Management and effectiveness of accounting, auditing, external reporting, financial compliance and internal controls, ethics and compliance, including anti-corruption and fraud, as well as cybersecurity

Nomination and Governance Committee	Director independence, potential conflicts of interest, sustainability, political contributions and lobbying expenses

People and Compensation Committee	The Company’s executive compensation practices, human capital management and leadership succession planning

Although each Committee is responsible for overseeing the management of certain risks as described above, the full Board is regularly informed by the Committees about these risks. This enables the Board and the Committees to coordinate risk oversight and the relationships among the various risks faced by the Company.
Oversight Spotlight - Sustainability
The Board of Directors is responsible for overseeing the Company’s strategic direction, including the integration of sustainability-related risks and opportunities into the Company’s strategy. Certain sustainability-related oversight responsibilities are aligned with the most appropriate Committee as reflected in the table below.

Board of Directors
•Responsible for overall strategy, including integration of sustainability-related risks and opportunities
•Board has delegated oversight of sustainability-related risks to various committees as appropriate

Audit Committee •Oversight of controls and procedures related to reporting of sustainability data	Nomination & Governance Committee •Oversight of sustainability-related targets and goals •Ensure the Board has the right mix of skills and experience to effectively oversee sustainability issues	People & Compensation Committee •Human capital management oversight

Management •Manages day-to-day sustainability strategy and risks

2026 Proxy Statement	25

Corporate Governance

Stockholder Engagement

Throughout the year, we conducted extensive outreach to our new stockholders and we spoke with stockholders holding over 40% of our shares outstanding.	Communication	Feedback

Through this outreach, the management team updated investors on a range of topics including our overall business strategy, current business conditions, corporate citizenship, corporate governance practices and executive compensation, and gained an understanding of the perspectives and concerns of each investor.

The Board and management team carefully consider the feedback from stockholder engagement meetings, as well as stockholder support, when reviewing the business, corporate governance and executive compensation profiles of the Company and public disclosures made by the Company.

Communications with the Board and Directors
Stockholders and other parties interested in communicating directly with the Board, the Chair, or other independent directors, may do so by writing in care of the Office of the Corporate Secretary, 974 Centre Road, Building 735, Wilmington, DE 19805. Pursuant to our Corporate Governance Guidelines, our Board Chair is available for consultation and direct communication if requested by major stockholders.
The Board has adopted a policy for handling correspondence received by the Company and addressed to the Board, the Chair or other outside directors. Communications will be distributed to any or all directors as appropriate depending upon the individual communication. However, communications that do not directly relate to their duties and responsibilities as directors of the Company be excluded from distribution. Such excluded items include mass mailings; surveys; customer correspondence, including product suggestions and inquiries; resumes and other forms of job inquiries; and business solicitations or advertisements. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission by the Office of the Corporate Secretary. Any omitted or deleted communication will be made available to any director upon such director’s request. Concerns relating to accounting, internal controls, auditing or ethical matters are brought to the attention of the internal audit function and handled in accordance with procedures established by the Audit Committee, with respect to such matters.
Governance Policies and Practices
Corporate Governance Guidelines
The Corporate Governance Guidelines form an important framework for the Board’s corporate governance practices and assist the Board in carrying out its responsibilities. The Board reviews these guidelines periodically to consider the need for amendments or enhancements. Among other things, these guidelines delineate the Board’s responsibilities, leadership structure and independence, requirements, director qualification standards, director compensation, director orientation and continuing education, management succession, an annual self-evaluation of the Board, and access to management and advisors.
We invite you to visit the Company’s website at https://ir.qnityelectronics.com/ to review the following governance documents:
•Corporate Governance Guidelines
•Board Committee Charters and Membership
•Employee Code of Conduct
•Director Code of Conduct
•Code of Financial Ethics

26

Corporate Governance

Code of Conduct
The Board has adopted a Code of Conduct for all directors of the Company and a Code of Financial Ethics applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. In addition, the Company has a code of conduct applicable to all employees. The full text of the Director Code of Conduct, the Code of Financial Ethics and the Employee Code of Conduct are available at https://ir.qnityelectronics.com/corporate-governance/governance-documents. In addition, Qnity will disclose publicly on its website within four business days any waiver from or substantive amendment to the Code of Financial Ethics or any waiver of the Director Code of Conduct or Employee Code of Conduct, as applicable, granted to an executive officer or director.
Insider Trading Policy
Our Insider Trading Policy governs the purchase, sale and other acquisitions and dispositions of the Company’s securities by our directors, officers and employees. This policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and includes procedures designed to further the foregoing purposes.
Pursuant to our Insider Trading Policy, it is the Company’s policy to comply with applicable laws and regulations relating to insider trading when engaging in transactions in the Company’s securities.
A copy of the Insider Trading Policy is filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026.
Certain Relationships and Related Person Transactions
Related Person Transactions Policy
The Board has adopted written policies and procedures relating to the approval or ratification of each “Related Person Transaction.” Under the policies and procedures, the Nomination and Governance Committee (or any other committee comprised of independent directors designated by the Board) reviews the relevant facts of all proposed Related Person Transactions and either approves, disapproves or ratifies the entry into a particular Related Person Transaction, by taking into account, among other factors it deems appropriate:
(i)the commercial reasonableness of the transaction;
(ii)the materiality of the Related Person’s direct or indirect interest in the transaction;
(iii)whether the transaction may involve a conflict of interest, or the appearance of one;
(iv)whether the transaction was in the ordinary course of business; and
(v)the impact of the transaction on the Related Person’s independence under the Corporate Governance Guidelines and applicable regulatory and listing standards.
No director may participate in any discussion or approval of a Related Person Transaction for which he/she or any of his/her immediate family members is the Related Person. Related Person Transactions are approved or ratified only if they are determined to be in the best interests of Qnity and its stockholders.
If a Related Person Transaction that has not been previously approved or previously ratified is discovered, the Related Person Transaction will be presented to the Nomination and Governance Committee for ratification. If the Nomination and Governance Committee does not ratify the Related Person Transaction, then the Company will either ensure all appropriate disclosures regarding the transaction are made or, if appropriate, takes all reasonable actions to attempt to terminate the Company’s participation in the transaction.

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Corporate Governance

Under Qnity’s policies and procedures, a “Related Person Transaction” is generally any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which:
(i)Qnity was, is or will be a participant;
(ii)the aggregate amount involved exceeds $120,000 in any fiscal year; and
(iii)any Related Person had, has or will have a direct or indirect material interest.
A “Related Person” is generally any person who is, or at any time since the beginning of Qnity’s last fiscal year was:
(i)a director or an executive officer of Qnity or a nominee to become a director of Qnity;
(ii)any person who is known to be the beneficial owner of more than 5% of any class of Qnity’s outstanding common stock; or
(iii)any immediate family member of any of the persons mentioned above.
Related Person Transactions
There are no relationships or transactions with related persons during fiscal year 2025 that are required to be disclosed in this Proxy Statement under SEC rules.
Director Compensation
We compare our non-employee director compensation program design and compensation elements to the same peer group used for executive compensation, as described in the “Use of Compensation Peer Group and Industry Data” section of the Compensation Discussion & Analysis. We target the median compensation of the peer group for all director compensation elements. The following tables provide information concerning the compensation provided to our non-employee directors in 2025.
Directors who are our employees do not receive compensation for service as a director; for a description of compensation paid to Mr. Kemp, our Chief Executive Officer, see the Compensation Discussion & Analysis and Executive Compensation sections in this Proxy Statement.

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Corporate Governance

Non-Employee Directors’ Fees
The 2025 directors’ fees, as stated below, are paid only to directors who are not our employees. An overview of the 2025 compensation elements for non-employee directors is below.

Compensation Element		($)
Annual Cash Retainer(1)		130,000
Annual Equity Retainer(2)		190,000
Total Retainer Value		320,000
Annual Committee Chair Cash Fees(1)	Audit	35,000
	Compensation	25,000
	All Other Committees	20,000
Annual Non-Executive Chair Cash Fee(1)		150,000
(1)Cash Compensation is paid quarterly and began to accrue as of the date of the Spin-Off.
(2)As noted below, on December 3, 2025, all Qnity Directors received a one-time "Founders Grant" of 1,000 restricted stock units, and Qnity Directors who did not serve on the DuPont Board prior to Spin-Off received an equity retainer in the form of restricted stock units covering shares with a value of $270,000 (see "Cash and Equity Retainers" below).
Cash and Equity Retainers
On December 3, 2025, an equity retainer in the amount of $270,000 was granted to Qnity Directors who did not serve on the DuPont Board prior to Spin-)ff, and all Qnity Directors received a one-time “Founders Grant” award of 1,000 shares. Both the equity retainers and Founders Grants will vest six months from the date of grant.
The annual cash retainer for non-employee directors is paid in quarterly installments. For new non-employee directors who are initially appointed to the Board on a date other than the date of the annual meeting, the cash retainer is pro-rated beginning with the month the director attends their first Board meeting.
The annual equity retainer for non-employee directors will be awarded on the date of our annual meeting.
Director Compensation for 2025

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	All Other Compensation ($)	Total ($)
Shumeet Banerji	21,667	350,342	—	372,009
Mark A. Blinn	50,000	350,342	—	400,342
Terrence R. Curtin	21,667	80,280	—	101,947
Karin De Bondt	21,667	350,342	—	372,009
Byron Green	21,667	350,342	—	372,009
Kristina M. Johnson	21,667	80,280	—	101,947
Anne Noonan	25,833	350,342	—	376,175
Yi Hyon Paik	21,667	350,342	—	372,009
Steven M. Sterin	27,500	80,280	—	107,780
(a)In addition to the annual retainer, the amount in this column includes Non-Executive Chair and Committee Chair fees. Directors may elect to defer all or a portion of their cash fees into stock units as more fully described below under "Non-Employee Directors' Deferred Compensation Plan"; Messrs. Curtin and Green elected to defer their cash fees in 2025.
(b)Reflects the aggregate grant date fair value of the restricted stock units awarded to our directors for their service in 2025 computed in accordance with Financial Accounting Standards Board Accounting Codification Topic 718, Compensation - Stock Compensation (ASC 718), using the assumptions discussed in Note 19 of the consolidated financial statements included in our Annual Report on For 10-K for the year ended December 31, 2025. Represents (I) the grant date fair value of the Founders Grant granted on December 3, 2025, which is based on $80.28 per share for a total value of $80,280 for all non-employee directors and

2026 Proxy Statement	29

Corporate Governance

(II) the full grant date fair value of restricted stock units granted to Messrs. Blinn, Banerji, Green and Paik, Ms. De Bondt and Ms. Noonan on December 3, 2025, based on $80.28 per share for a total value of $270,062, in accordance with the same standard applied for financial accounting purposes, Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Messrs. Blinn, Curtin, Green and Paik and Ms. Johnson and Ms. Noonan elected to defer their stock awards in 2025.
Outstanding restricted stock unit awards, including deferred awards, held by our non-employee directors, which includes Qnity units associated with the Shareholder Distribution Ratio adjustment at Spin-Off (see Treatment of DuPont Long-Term Incentive Awards at the Spin-Off - Approved by the Dupont Committee) as of December 31, 2025, are noted below:

Name	Outstanding Stock Awards at December 31, 2025
Mark A. Blinn	4,364
Shumeet Banerji	4,364
Terrence R. Curtin	20,176
Karin De Bondt	4,364
Byron Green	4,364
Kristina M. Johnson	6,206
Anne Noonan	4,364
Yi Hyon Paik	4,364
Steven M. Sterin	11,320
Non-Employee Directors’ Stock Ownership Guidelines
The Board has implemented stock ownership guidelines pursuant to which each non-employee director must, no later than the fifth anniversary of his or her election or appointment to the Board, hold shares of Qnity common stock or its economic equivalent (including deferred shares/units) with a market value of at least five times the annual cash retainer.
The Board or relevant Committee will review Qnity's non-employee director compensation program and stock ownership guidelines annually.
Non-Employee Directors’ Deferred Compensation Plan
Non-employee directors may choose, prior to the beginning of each year, to have all or part of their cash fees for that year credited to deferred compensation accounts.
A director may defer all or part of the cash fees in cash or stock units until retirement as a director or until a specified year after retirement. Interest accrues on deferred cash payments and dividend equivalents accrue on deferred stock units. Stock units may be deferred until retirement as a director. However, a director may defer payments beyond retirement.

30

Executive Officers
The following table provides information regarding our executive officers as of the date hereof:

Jon Kemp, 50 Chief Executive Officer	Jon Kemp has served as our Chief Executive Officer since November 1, 2025. Mr. Kemp’s biographical details are contained under “Agenda Item 1: Election of Directors.”

Michael Goss, 50 Interim Chief Financial Officer
Michael Goss was appointed interim chief financial officer in January 2026, bringing nearly three decades of finance experience across several disciplines. Before this role, Mike served as Qnity’s principal accounting officer and controller from November 2025 to January 2026. Prior to that, Mike spent 14 years at DuPont where he held multiple senior roles. During this time, he gained significant expertise in portfolio transformation and financial operations rigor, most recently serving as Vice President, Principal Accounting Officer and Controller, from December 2018 to October 2025. Prior to DuPont, Mike held various roles at Ernst & Young. Mr. Goss earned his B.S. in Accounting from Commonwealth University of Pennsylvania – Bloomsburg.

Chuck Xu, 61 President, Interconnect Solutions
Chuck Xu was appointed as president of our Interconnect Solutions segment in connection with the Spin-Off and previously served as vice president and general manager of the Interconnect Solutions business group within DuPont’s Electronics and Industrial segment since August 2023. Mr. Xu has also served as vice president and general manager of Strategy and Mergers and Acquisitions in DuPont’s Electronics and Industrial segment since February 2021, prior to which he held various general management positions at DuPont, including vice president and general manager of the Non-Core segment and the Photovoltaics and Advanced Materials business. Prior to joining DuPont, Mr. Xu served as executive director of Telephotonics Inc., a telecom startup, which was acquired by DuPont in July 2002, and held various roles at Honeywell International Inc. Mr. Xu served as a director of Jinchen Holdings, Ltd. from 2017 to 2023 and has served on the board of Michelman Inc. since 2021. Mr. Xu earned his B.S. in chemistry from Peking University, M.B.A. from Columbia University, and Ph.D. in chemistry from the University of Southern California.

Peter Hennessey, 48 General Counsel
Peter Hennessey was appointed as our general counsel in connection with the Spin-Off and previously served as vice president, associate general counsel and corporate secretary of DuPont since September 2019. Prior to joining DuPont in 2019, Mr. Hennessey was a partner at Ballard Spahr LLP. Earlier in his career, Mr. Hennessey was an associate attorney at Wilson Sonsini Goodrich & Rosati, P.C. and Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Hennessey earned his B.A. from Amherst College and his J.D. from Brooklyn Law School.

Kathleen Fortebuono, 55 Chief People Officer
Kathleen Fortebuono was appointed as our chief people officer in connection with the Spin-Off and previously served as vice president, Global Rewards, Talent and HR M&A at DuPont since July 2019. Ms. Fortebuono served as vice president, Global Rewards and Talent Management at Chemours and has also held human resources leadership positions at a variety of companies including eBay Inc., GSI Commerce Solutions and IKON Office Solutions. Ms. Fortebuono earned her B.A. and M.B.A. from the Pennsylvania State University.

There are no family relationships between any of our directors and any of our executive officers.

2026 Proxy Statement	31

Compensation Discussion & Analysis
In November 2025, Qnity separated from DuPont (the Spin-Off) and became a fully independent, publicly traded company. Due to the timing of our Spin-Off, many of the decisions impacting the 2025 compensation of our named executive officers (NEOs) were made by the People and Compensation Committee of DuPont and were based on DuPont’s compensation philosophies and policies. This Compensation Discussion and Analysis (CD&A) provides information about historical programs and compensation decisions made by DuPont’s People and Compensation Committee (DuPont Committee) before the Spin-Off as well as decisions made by the People and Compensation Committee of Qnity (Qnity Committee) after the Spin-Off.
Following the Spin-Off, the Qnity Committee undertook a comprehensive review of our executive compensation programs to ensure they are market-competitive, performance aligned, and supportive of Qnity’s long‑term strategic objectives as a standalone company. As a result, the 2026 executive compensation programs will differ from the 2025 programs previously administered under DuPont and are described below.
Named Executive Officers
Our 2025 NEOs are:

Jon Kemp Chief Executive Officer	Chuck Xu President, Interconnect Solutions	Peter Hennessey General Counsel	Kathleen Fortebuono Chief People Officer
The following former executive officer was also a 2025 NEO:
•Matthew Harbaugh stepped down from his role as Chief Financial Officer due to health reasons on January 16, 2026. Mike Goss was appointed Interim Chief Financial Officer in January of 2026 but is not an NEO for 2025.

32

Compensation Discussion & Analysis

2025 Performance Highlights
This past year was transformational for our business as we separated from DuPont to become an independent public company. In November 2025, we successfully completed our Spin-Off from DuPont to begin our next chapter as a leading pure-play technology provider serving the semiconductor value chain. Our executive leadership team played an integral role in completing the Spin-Off and developing the infrastructure required to operate effectively as an independent public company.

▲ 10%	▲ 11%	▲ 12%
Net Sales Growth ($4.75B)	Adjusted Pro Forma Operating EBITDA* Growth ($1.4B)	Adjusted Pro Forma Earnings Per Share* Growth ($3.35)

*See Appendix A for further information, including a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures.
Key Executive Compensation Decisions
Before the Spin-Off, our NEOs’ 2025 compensation was determined in accordance with DuPont’s compensation philosophy and program design. Only Mr. Kemp was an executive officer of DuPont; therefore, each element of his 2025 compensation prior to our Spin-Off was established and approved by the DuPont Committee. The compensation elements for our other NEOs were determined by their respective managers in accordance with DuPont’s policies prior to the Spin-Off.
Following the Spin-Off, the Qnity Committee conducted a comprehensive review of each compensation element and evaluated the appropriate total compensation mix for our NEOs. As a result of this assessment, the Qnity Committee took actions to better align NEO compensation with Qnity’s philosophy and market comparisons as an independent company.

2026 Proxy Statement	33

Compensation Discussion & Analysis

The key compensation decisions made before and after the Spin-Off are summarized below.

DuPont Decisions
Q1 2025
•Approved NEO base salary and incentive target increases to recognize the expanded scope of responsibilities assumed during the transition period prior to completion of the Spin-Off.
•Approved long-term incentive awards granted in February 2025.
•Established the annual incentive program applicable to our NEOs for the entirety of 2025, the "DuPont STIP", including its design and performance metrics.

Q2-3 2025	•Determined the treatment of outstanding long-term incentive awards at the time of the Spin-Off.

Q4 2025	•Determined the DuPont STIP achievement for periods prior to the Spin-Off for Qnity employees.

Spin-Off - November 1, 2025

Qnity Decisions
Q4 2025
•Approved base salary and incentive target increases for each NEO reflecting their new role and alignment with market-competitive levels based on Qnity peer group and industry data.
•Established stock ownership requirements to further strengthen the alignment of our executives’ financial interests with the long-term interests of our stockholders.
•Approved one-time performance-based equity awards for executives, including our NEOs, designed to incentivize leadership to drive stockholder value creation during Qnity’s first three years as a stand-alone company.

Q1 2026
•Approved the overall payout factor for the 2025 DuPont STIP, taking into consideration the performance results approved by DuPont for the period prior to the Spin-Off.
•Approved the 2026 annual cash incentive design and performance metrics, the “Qnity Incentive Plan”, which is structured to drive key financial and strategic priorities.
•Approved 2026 long-term incentive awards with majority delivered in the form of PSUs reflecting a focus on long-term enterprise value creation.

34

Compensation Discussion & Analysis

2025 Executive Compensation Programs
Prior to Spin-Off – DuPont Core Principles
DuPont’s executive compensation programs used a balanced portfolio of measures to drive short- and long-term objectives aligned with DuPont’s strategy and stockholder interests. The expected spin-off of Qnity was an important consideration in the decisions the DuPont Committee made throughout 2025.
After Spin-Off – Qnity Core Principles
Following the Spin-Off, the Qnity Committee conducted a comprehensive review of the Company’s executive compensation programs and implemented changes to even more closely align them with Qnity’s compensation philosophy, which is designed to attract, retain, motivate, and reward the talent required to drive Qnity’s growth as an independent company.
Key Objectives:

Reinforce pay for performance	by maintaining a majority of total compensation “at risk” with an enhanced emphasis on long-term equity based compensation.

Strengthen alignment with stockholder interests	through use of performance-based equity and metrics tied to long-term value creation.

Ensure market competitiveness	by benchmarking compensation levels and program design against relevant industry and peer companies to support talent attraction and retention.

2026 Proxy Statement	35

Compensation Discussion & Analysis

2026 Components of Qnity Executive Compensation Program
Consistent with our overall executive compensation philosophy, our compensation programs are primarily performance-based. The following chart summarizes the principal components of the Qnity executive compensation programs. Our 2026 executive compensation programs are designed to reflect and reinforce our key financial and strategic priorities.

Element	Purpose	Features

Base Salary	•Reflects an executive’s role, scope / impact, and capability. •Provides a reliable source of income.	Fixed cash compensation

Annual Incentive	•Rewards financial and operational goal achievement. •Provides opportunity to differentiate payouts based on individual performance.	Cash Incentive 2026 Design: Qnity’s annual incentive plan is focused on delivering enterprise results and advancing our strategic priorities.

		40%	Organic Sales	Reinforce the importance of achieving top‑line growth coupled with strong execution and operational discipline.

		40%	Adjusted Operating EBITDA

		20%	Culture and Transformation	Reinforce the importance of driving the organizational capabilities and behaviors necessary to support our long‑term growth as a newly independent company.

Long-term Incentives (LTI)	•Drives long‑term financial and strategic performance. •Supports the retention of key executives. •Reinforces alignment with stockholder interests.	Equity Vehicles 2026 Design: Qnity’s equity-based compensation is majority performance-based delivered in a mix of PSUs and RSUs.

		60%	PSUs Payouts to be based on achievement of Relative TSR and Adjusted Operating EBITDA goals over three years.	Reflect our focus on long‑term enterprise value creation and reinforce a direct link between executive compensation and stockholder outcomes.

		40%	RSUs Vest ratably over three years.	Support executive retention and ownership.

Benefits and Perquisites	•Competitive benefit programs offered to attract executive talent and support the health and well-being of employees and their families.	Executives are offered the same programs as other salaried employees with minimal perquisites.

36

Compensation Discussion & Analysis

Pay Mix for 2026 Compensation
CEO
Other NEOs
Executive Compensation Governance Best Practices
After the Spin-Off, the Qnity Committee adopted Qnity’s executive compensation programs which include the following best practices consistent with those embedded in DuPont’s programs in effect prior to the Spin-Off:

What We Do

Maintain a pay mix that is heavily performance-based

Actively engage with stockholders

Align executive compensation outcomes with company and individual performance

Annually assess peer group composition and competitive compensation practices

Seek annual stockholder advisory approval of executive compensation

Maintain strong stock ownership requirements of six times base salary for the CEO and two times base salary for the other executive officers

Conduct an annual executive talent review and discussion on succession planning

Maintain a robust compensation clawback policy covering both cash and equity

Review executive compensation statements (tally sheets)

Conduct annual compensation risk assessments

What We Don’t Do

Provide single-trigger change in control agreements or excise tax gross ups

Grant options below market value, extend original option terms, reprice, reload or exchange underwater options without stockholder approval

Permit hedging or pledging of the Company’s securities

Include a liberal share counting provision in our equity plan

Guaranteed annual salary increases or bonuses

Provide minimum payouts under the Long-Term Incentive Plan

Provide uncapped short and long-term incentive payouts

Provide excessive perks

2026 Proxy Statement	37

Compensation Discussion & Analysis

Overview of 2025 Program Elements
This section describes the elements of DuPont’s executive compensations programs in effect prior to the Spin-Off, how DuPont determined the size of each element and the rationale for providing each element.
Prior to the Spin-Off in 2025, Qnity’s NEO compensation elements were determined by DuPont and consisted of:
•Base Salary: Fixed cash compensation
•Short-Term Incentive Program: Cash incentive tied to annual achievement of financial goals
•Long-Term Incentives: Restricted stock units (RSUs)
The expected Spin-Off of Qnity was an important consideration in the compensation decisions made by DuPont throughout 2025.
Following the Spin-Off, the Qnity Committee conducted a comprehensive review of the Company’s executive compensation programs and implemented changes to better align them with Qnity’s compensation philosophy—designed to attract, retain, motivate, and reward the talent required to drive Qnity’s growth as an independent company.
Executive Compensation Decision-Making Process
The Qnity Committee, with the support of an independent compensation consultant and Company management, develops and executes the Company's executive compensation program. The Qnity Committee is responsible for recommending for approval by the independent directors the compensation of the CEO, and for approving the compensation of all other NEOs and executive officers. The Qnity Committee annually reviews and evaluates the executive compensation programs to ensure that the programs are aligned with the Company’s compensation philosophy and appropriately reward performance.
The same decision-making process was followed before and after the Spin-Off during 2025. As part of this process, the Qnity Committee reviews the following factors to determine executive compensation:
•Competitive analysis: Median levels of compensation for similar jobs and job levels in the market, considering revenue relative to the peer group and or relevant industries
•Company performance: Measured against financial metrics and operational targets approved by the Qnity Committee
•Market landscape: Business climate, economic conditions and other factors
•Individual roles: Each executive’s experience, knowledge, skills and personal contributions
Roles and Responsibilities
Role of Management
Management assists the Qnity Committee in discharging its duties by providing information on corporate and individual performance as well as management’s perspective on certain compensation and human capital management matters. The Qnity Committee solicits and reviews our CEO’s recommendations with respect to the compensation of our executive officers (other than himself).
Role of the Committee
The Qnity Committee is composed entirely of independent directors and retains an independent compensation consultant to assist in its review of compensation, compensation governance, and incentive programs. The Qnity

38

Compensation Discussion & Analysis

Committee periodically reviews the components of our executive compensation program to ensure the program meets the Company’s objectives. The Qnity Committee will review and approve compensation packages for each NEO annually with input from the CEO and management.
Independent Board Members
The independent members of the Board are responsible for assessing the performance of the CEO based on the recommendation of the Qnity Committee and are responsible for approving the CEO’s compensation types and amounts.
Compensation Consultant
In connection with and after the Spin-Off, the Qnity Committee retained Exequity as its independent compensation consultant on executive and director compensation. Exequity reports directly to the Committee and does not provide services to Qnity other than those provided to the Committee.
Exequity’s responsibilities included:
•Advising the Committee on trends and issues in executive compensation.
•Reviewing and advising on the constituents of Qnity's peer group (as described further below in "Use of Compensation Peer Group and Industry Data").
•Consulting on the competitiveness of the compensation structure and levels of Qnity’s executive officers and non-employee directors.
•Reviewing and advising on materials provided to the Qnity Committee for discussion and approval.
•Participating in Qnity Committee meetings as requested, including executive sessions of the Qnity Committee when management is not present, and communicating with the Chair of the Qnity Committee between meetings.
Exequity has multiple safeguards and procedures in place to maintain the independence of the consultants in their executive compensation consulting practice, and the Qnity Committee has determined that the compensation consultant’s work has not raised any conflicts of interest. The Qnity Committee has considered factors relevant to Exequity’s independence from management under SEC rules and has determined that Exequity is independent from management.
Prior to the Spin-Off the DuPont Committee retained Frederic W. Cook & Co., Inc. (FW Cook) as its independent compensation consultant on executive and director compensation matters. FW Cook reported directly to the DuPont Committee and did not provide services to us other than those provided to the DuPont Committee.
FW Cook has multiple safeguards and procedures in place to maintain the independence of the consultants in their executive compensation consulting practice, and the DuPont Committee determined that the compensation consultant’s work did not raise any conflicts of interest and determined that FW Cook was independent from management.

2026 Proxy Statement	39

Compensation Discussion & Analysis

Stockholder Feedback
2026 marks Qnity’s first advisory vote on executive compensation, commonly referred to as a "Say on Pay" vote. This non-binding advisory vote provides our stockholders with the opportunity to express their views on the compensation of our NEOs as disclosed in this proxy statement. We value stockholder feedback and believe that this vote enhances our commitment to transparency and alignment between executive pay and company performance. Our Board of Directors and the Qnity Committee will carefully consider the results of this vote when making future compensation decisions.
In addition to the advisory vote on executive compensation, stockholders are also being asked to cast their first advisory vote on the frequency with which future "Say on Pay" votes should be held. Stockholders may choose whether these votes should occur every one, two, or three years. The Board of Directors recommends that stockholders vote to hold an advisory vote on executive compensation every year. The Board will consider the outcome of this vote in determining the frequency of future advisory votes on executive compensation.

Engaged with shareholders holding over 40% of shares outstanding	Qnity Participants
	Chief Executive Officer	Chief Financial Officer	Vice President of Investor Relations
Topic Discussed

•Market and company growth, competitive risks, market position and peers, capital allocation and target leverage

Resulting Actions

•Forward-looking disclosure on key compensation metrics

Use of Compensation Peer Group and Industry Data
Qnity Compensation Peer Group
Prior to the Spin-Off, the DuPont Committee developed a Qnity Peer Group to help set compensation levels for future Qnity executive officers. Following the Spin-Off, the Qnity Committee reviewed and validated the appropriateness of the Peer Group with input from its independent compensation consultant.
The table below reflects the companies that comprise the peer group that was adopted by the Qnity Committee for market comparisons, benchmarking and setting executive compensation.
The criteria used to determine the Qnity peer group were as follows:
•Revenues (1/3 to 3 times our revenues at the time the peer group was identified)
•Industry Companies operating in one of Qnity’s primary industries (Semiconductor Materials & Equipment, Electrical Components & Equipment)
•Valuation Multiple

Agilent Technologies, Inc.	Entegris, Inc.	Skyworks Solutions, Inc.
AMETEK, Inc.	Keysight Technologies, Inc.	Teledyne Technologies, Inc.
Avantor, Inc.	MKS Instruments, Inc.	Teradyne, Inc.
Coherent Corp.	ON Semiconductor	Trimble Inc.
Element Solutions Inc.	Qorvo, Inc.	Zebra Technologies Corp.

40

Compensation Discussion & Analysis

The Qnity Committee does not rely solely on data from the Peer Group in establishing the compensation for our executive officers. Furthermore, the Qnity Committee does not target a specific competitive position versus the market in determining the compensation of our executive officers. While the Qnity Committee considers the data from the Peer Group helpful in assessing our competitive position, the Qnity Committee refers to other resources, including published compensation data from other surveys. The compensation data of the Peer Group and such other resources are considered alongside the Company’s pay-for-performance and long-term value creation objectives in determining the compensation for our executive officers that best aligns management’s interests with those of our stockholders.
Compensation Risk Management
Qnity’s compensation programs are designed to maintain an appropriate balance of risk and reward and are structured so as not to encourage excessive or inappropriate risk‑taking. This philosophy is supported by a number of policies and practices intended to promote sound governance and align executive behaviors with the long‑term interests of stockholders. These policies and practices include a balanced mix between pay elements, caps on incentive payouts, robust stock ownership requirements, compensation recoupment policies, robust trading prohibitions to mitigate conflicts of interest, and protection of Company interests during and following separation of employment. We conducted our first formal compensation risk assessment as a standalone public company in 2026.
2025 Compensation Program Elements
Base Salary
Base salaries are reviewed annually in conjunction with market comparisons provided by our compensation consultant. Decisions about base salary increases are based on competitive positioning and individual performance.
Prior to the Spin-Off, base salaries were administered by DuPont. Following the Spin-Off, the Qnity Committee—and the Board for Mr. Kemp—approved base salary adjustments for the NEOs to reflect their expanded responsibilities as leaders of an independent, publicly traded company. In setting post‑Spin-Off salaries, the Qnity Committee considered the significantly increased scope and complexity of each NEO’s role, including broader operational accountability, and enhanced regulatory and governance obligations. The adjustments also aligned base salaries with competitive market levels within Qnity’s industry and peer data. Mr. Harbaugh’s compensation was established at the time of hire based on his anticipated future role and, accordingly, did not require adjustment at the Spin-Off.
Base salaries for our NEOs as of December 31, 2025 are shown in the table below:

Executive	Base Salary($)
Jon Kemp	$1,000,000
Matthew Harbaugh	$700,000
Chuck Xu	$625,000
Peter Hennessey	$500,000
Kathleen Fortebuono	$475,000

2026 Proxy Statement	41

Compensation Discussion & Analysis

Short-Term Incentive Program
This section describes the DuPont 2025 STIP design. The Qnity Committee has adopted a different annual incentive design for 2026 that is described in more detail above.
DuPont 2025 STIP Design and Metrics
The DuPont 2025 STIP was approved by the DuPont Committee in January 2025. In anticipation of the planned Spin-off of Qnity in the fourth quarter of 2025, the DuPont Committee approved the use of quarterly performance measurement periods. This design ensured that performance was assessed consistently throughout the year and enabled results to be appropriately adjusted to reflect the timing of the Spin-Off.
The DuPont 2025 STIP included both a corporate performance and individual performance component. The individual performance component acted as a modifier whereby the corporate performance result could be modified within a 0-150% range, provided that overall performance could not exceed 200%.
Corporate Performance
QUARTERS 1 -3 (DUPONT PERFORMANCE)
For the first three quarters of 2025, DuPont established quarterly performance targets and assessed results based on overall DuPont Company performance. Prior to the Spin-Off of Qnity, the DuPont Committee approved the performance achievement of Quarters one through three for the Qnity Committee to use in the overall payout determination for Qnity employees.
Performance for each quarterly period was measured by DuPont against the following metrics and weightings:
•Adjusted EPS (50%)
•Organic Revenue (20%)
•Operating EBITDA (15%)
•Free Cash Flow (15%)
QUARTER 4 (QNITY PERFORMANCE)
In September 2025 and taking into account the increased certainty of the planned Spin-Off of Qnity, the DuPont Committee determined that the fourth quarter performance for Qnity employees would be assessed solely on Organic Revenue, measured at the overall Qnity level. As part of this determination, the DuPont Committee established the Q4 Organic Revenue performance target for Qnity. This approach ensured appropriate alignment with Qnity’s standalone operating performance as the Spin-Off approached.
Following the Spin-Off, the Qnity Committee reviewed the fourth‑quarter design and performance approach established by DuPont and concluded that it was reasonable. Accordingly, the Qnity Committee did not make any adjustments to the fourth quarter methodology.
Performance Results
The DuPont Committee approved the performance achievement of Quarters one through three for the Qnity Committee to use in the overall payout determination for Qnity employees prior to the Spin-Off.

	Q1[1]	Q2[1]	Q3[1]	Q4	Total Payout
Quarterly Result	101.6%	94.5%	115.1%	137.6%
25% Weighted Result	25.4%	23.6%	28.8%	34.4%	112.2%
(1)Reflects DuPont performance determined by the DuPont Committee and reported to the Qnity Committee.

42

Compensation Discussion & Analysis

Q4 Qnity Organic Revenue Target and Result(1)

Threshold 50% payout	Q4 Target 100% Payout	Maximum 200% Payout	Q4 Actual	Q4 Payout

			$1,188	137.6%
(1)Threshold 90% performance / 50% payout. Max is 110% performance / 200% payout. Figures in millions.
Reallocation
The 2025 DuPont STIP design included a reallocation feature to allow for increased rewards for top performers. At the request of Qnity Management, the Qnity Committee reallocated 3.5% of the overall funded results under this provision. After applying the reallocation, the Qnity Committee approved a final payout factor of 108.7%.
Individual Performance Factor
An individual performance factor ranging from 0% to 150% was maintained in the STIP design to allow the Qnity Committee to modify an executive’s award to reflect personal performance and contributions. All awards were capped at a maximum payout of 200% of target. For 2025, after consultation with Qnity management, the Qnity People and Compensation Committee determined a 115% Individual Performance Factor for Kathleen Fortebuono was appropriate based on her significant contributions to building Qnity’s standalone organizational structure and shaping the culture and values needed to advance enterprise behaviors and capabilities.
Final 2025 DuPont STIP Payout Amounts
The Qnity Committee approved 2025 STIP awards for NEOs using an individual target basis prorated between the pre‑ and post‑Spin target values. The full‑year target basis was calculated using 10 months at the pre‑November 1 target and 2 months at the target effective November 1.
Final payout factors were applied to 2025 STIP awards for NEOs as reflected below.

Executive	Pre-11/1 Target STIP ($)	11/1 Effective Target STIP ($)	2025 STIP Target Basis ($)	Payout Factor	IPF	Actual ($)
Jon Kemp	$800,000	$1,500,000	$916,986	108.70%	100%	$996,764
Matthew Harbaugh	$630,000	$630,000	$422,877	108.70%	100%	$459,667
Chuck Xu	$285,000	$468,750	$315,709	108.70%	100%	$343,176
Peter Hennessey	$225,000	$350,000	$245,890	108.70%	100%	$267,282
Kathleen Fortebuono	$228,250	$332,500	$245,673	108.70%	115%	$307,104
2025 Long-Term Incentives
This section describes the LTI awards granted by DuPont prior to the Spin-Off, as well as the treatment of any outstanding DuPont awards at the time of the Spin-Off. It then outlines the awards granted by Qnity in 2025 following the Spin-Off.
LTI Awards Approved by DuPont Prior to Spin-Off:
The DuPont Committee viewed equity-based compensation as a critical executive compensation program element. Prior to the Spin-Off, DuPont approved LTI awards for our NEOs (other than Mr. Harbaugh) in February 2025, taking into account the expanded scope of responsibilities assumed during the transition period leading up to the Spin-Off and supporting the retention of key Qnity executives.
Given the timing of the planned Spin-Off, the DuPont Committee determined that RSUs were the most appropriate equity vehicle for the awards granted to our NEOs prior to Spin-Off. RSUs vest ratably over three years.

2026 Proxy Statement	43

Compensation Discussion & Analysis

The table below details the 2025 LTI awards to NEOs prior to the Spin-Off on November 1.

Executive	Number of RSUs	RSU Grant Value ($)
Jon D. Kemp	61,237	$5,000,000
Matthew Harbaugh[1]	18,374	$1,200,000
Chuck Xu	6,124	$500,000
Peter Hennessey	5,512	$450,000
Kathleen Fortebuono	5,512	$450,000
(1)Mr. Harbaugh’s reported value is a sign‑on award granted in connection with his hire in May 2025. The full award was forfeited upon his resignation in January 2026.
Treatment of DuPont Long-Term Incentive Awards at the Spin-Off - Approved by the DuPont Committee
DuPont stockholders were entitled to receive a distribution of Qnity common stock based on a stockholder distribution ratio approved by the DuPont Board. Because outstanding awards (unvested stock options and RSUs, as well as vested but unexercised stock options) held by DuPont employees were not eligible to receive the stockholder distribution, they were adjusted in a manner that preserved their value immediately preceding the Spin-Off, while also maintaining the original award terms and vesting schedules. Before the Spin-Off, the DuPont Committee approved the adjustment approach applicable to outstanding DuPont equity awards held by Qnity employees at the time of the Qnity distribution pursuant to the terms of the Employee Matters Agreement entered into by DuPont and Qnity on November 1, 2025.
The DuPont Committee decided to use a hybrid adjustment approach (mix of “shareholder” and “employer” methods).
•Shareholder Adjustment Method: Applied to DuPont RSUs held by Qnity NEOs and Qnity Non-Employee Directors that served on the DuPont Board immediately prior to the Spin-Off. Under the shareholder method, awards were converted into awards of each DuPont and Qnity, using the shareholder distribution ratio. Except as described below with respect to the DuPont PSUs, the original award terms and vesting schedules were maintained.
◦2023 and 2024 DuPont PSUs were converted to DuPont RSUs immediately prior to the distribution by applying the performance achievement factors determined by the DuPont Committee and then were further adjusted using the Shareholder Adjustment Method as described above.
•Employer Adjustment Method: Applied to vested unexercised stock options held by Qnity NEOs. Under the employer method, options were converted into Qnity stock options of comparable value using an Adjustment Ratio determined by the DuPont Committee. Under applicable accounting guidance, the conversion of the DuPont stock options into Qnity stock options at the time of the Spin-Off resulted in a grant modification that caused incremental fair value determined by comparing the aggregate fair value of the outstanding awards immediately before and after the modification. The aggregate incremental fair value resulting from the conversion is included in the "Option Awards" column of the Summary Compensation Table and in the Grants of Plan Based Awards table.
LTI Awards Approved by Qnity After the Spin-Off:
TRANSFORMATION AWARDS
In early December, the Qnity Committee granted one‑time, outside of the normal course, performance‑based long‑term incentive awards (Transformation Awards) to key executives, including the NEOs.
These awards were granted to reinforce strong alignment with stockholder value creation during Qnity’s first three years as an independent public company, incentivize the achievement of long‑term performance objectives, and support retention and leadership stability during this critical transformation period. In determining the structure and value of these awards, the Committee considered market practices observed among companies undertaking similar separation transactions.

44

Compensation Discussion & Analysis

The Transformation Awards were delivered 50% in PSUs and 50% in stock options. The stock options vest ratably over three years generally subject to continued service. The vesting of the PSUs are contingent upon Qnity’s three‑year relative total shareholder return (TSR) performance compared to an S&P 1500 Semiconductors and Semiconductor Equipment comparator group over the performance period from December 3, 2025 to December 2, 2028 as set forth in the table below, with values interpolated for performance between levels.

Relative TSR Percentile Rank vs Comparator Group	Payout Level
<25th	0%
25th	50%
50th	100%
>80th	200%
Transformation Award values for our NEOs are set forth in the table below.

Executive	Grant Date Value
Jon Kemp	$12,000,000
Matthew Harbaugh[1]	$3,600,000
Chuck Xu	$3,000,000
Peter Hennessey	$1,875,000
Kathleen Fortebuono	$1,050,000
(1)Mr. Harbaugh's award was forfeited in full upon his resignation in January 2026.
Benefits and Perquisites
Benefits
We provide benefits (including retirement benefits) to eligible employees, including the eligible NEOs, through a combination of qualified and non-qualified plans. For details on each of the following retirement plans, see “Benefits” in the “Compensation Tables and Narratives” section of this Proxy Statement.
•Supplemental Retirement Plans
•401(k) Plans
•Supplemental Savings Plans
•Other Retirement Benefits
Severance
We do not have employment agreements with any of our NEOs. However, each of the NEOs participates in (or as applicable before their employment termination was eligible to participate in) our Qnity Senior Executive Severance Plan, as and for the reasons more fully described in "Potential Payments upon Termination or Change in Control" below.
Perquisites
We offer perquisites to NEOs that the Qnity Committee believes are reasonable, yet competitive, in attracting and retaining the executive team. Perquisites provided to NEOs are regularly reviewed by the Qnity Committee as part of their overall review of executive compensation. For 2026, the perquisites generally related to financial and tax planning support, however before his employment termination and in light of his particular circumstance, Mr. Harbaugh was eligible for certain commuter and temporary housing benefits from the date of hire up to the Spin-Off. More information on perquisites can be found in footnote (c) to the All Other Compensation column of the Summary Compensation Table in this Proxy Statement.

2026 Proxy Statement	45

Compensation Discussion & Analysis

Other Compensation Policies and Practices
Stock Ownership Guidelines
We require our executive officers to accumulate and hold shares of Qnity common stock with a value equal to a specified multiple of base pay within five years from the time they become subject to the guidelines.
For purposes of meeting the stock ownership guidelines, direct ownership of shares, unvested RSUs, and shares held in a trust for the benefit of the individual, the individual’s spouse, and/or the individual’s children are included in actual ownership totals. Unexercised stock options and stock appreciation rights and unvested PSUs are not included in determining whether an executive has achieved the ownership levels.
Our stock ownership guidelines include a retention ratio requirement. Under the policy, until the required ownership is reached, executives are required to retain 50% of net shares acquired upon any future vesting of stock units or exercise of stock options, after deducting shares used to pay applicable taxes and/or exercise price. The multiples for specific executive levels are shown below.
As of December 31, 2025, each NEO either met or exceeded their ownership goal or was within the five-year period allowed to meet the guidelines.

Individuals Subject to Guidelines	Minimum Required Level of Ownership
CEO	6x
CEO Direct Reports (including each of the NEOs, other than the CEO)	2x
Clawback Policy
Qnity has adopted a compensation Clawback policy that meets the requirements of the NYSE listing standards imposed by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules. Covered compensation includes both time-based and performance-based incentive compensation. It also permits recoupment of certain incentive compensation in the case of employee “misconduct”, including termination for “cause” and breach of confidentiality or noncompete obligations. The Qnity Committee believes that going beyond the minimum requirements ensures that the Company has in place a robust Clawback policy that will enable it to recoup compensation, including cash and equity incentives, as appropriate in all applicable circumstances.
Anti-Hedging and Anti-Pledging Policy
Our Insider Trading Policy prohibits our directors, officers and employees from engaging in hedging transactions, such as prepaid variable forwards, equity swaps, collars and exchange funds, with respect to our securities. This Policy also prohibits our directors, officers and employees from holding our securities in a margin account or otherwise pledging our securities for a loan, subject to exception in limited circumstances when the person wants to pledge securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities.

46

Compensation Discussion & Analysis

Equity Grant Process
We expect to grant equity awards on an annual basis at approximately the same time every year and may grant equity awards on a discretionary basis in connection with certain events such as the commencement of employment or promotion. We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation.
On November 1, 2025, concurrently with the completion of our Spin-Off, the Qnity Committee approved the grant, effective December 3, 2025, of the Transformation Awards, which, as discussed above, included PSUs and Stock Options. On December 9, 2025, which date was four business days after December 3, 2025, Sang Ho Kang ceased from serving in his role as President of our Semiconductor Technologies segment and we filed a Current Report on Form 8-K announcing his departure. In addition, on December 4, 2025, which date was one business day after December 3, 2025, we voluntarily filed a Current Report on Form 8-K to disclose the determination and agreement with DuPont of certain metrics under the Separation and Distribution Agreement, with DuPont, which information we did not consider to be material nonpublic information. Due to the timing of these 8-K events, as required by Item 402(x) of Regulation S-K, we are providing the following table setting forth certain information about the stock options granted as part of the Transformation Awards.

Name	Grant Date	Approval Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award(1)
Percentage Change in
the Closing Market
Price of the Securities
Underlying the Award
Between the Trading
Day Ending
Immediately Prior to
the Disclosure of
Material Nonpublic
Information and the
Trading Day
Beginning
Immediately
Following the
Disclosure of Material
Nonpublic
Information(2)

Percentage Change in
the Closing Market
Price of the Securities
Underlying the Award
Between the Trading
Day Ending
Immediately Prior to
the Disclosure of
Material Nonpublic
Information and the
Trading Day
Beginning
Immediately
Following the
Disclosure of Material
Nonpublic
Information(3)

Jon Kemp	12/3/2025	11/1/2025	166,022	80.28	$6,000,035	1.3%	(1.7)%
Matthew Harbaugh	12/3/2025	11/1/2025	49,807	80.28	$1,800,025	1.3%	(1.7)%
Chuck Xu	12/3/2025	11/1/2025	41,506	80.28	$1,500,027	1.3%	(1.7)%
Kathleen Fortebuono	12/3/2025	11/1/2025	14,527	80.28	$525,006	1.3%	(1.7)%
Peter Hennessey	12/3/2025	11/1/2025	25,941	80.28	$937,508	1.3%	(1.7)%
(1)Amounts represent the grant date fair value of the award in accordance with the same standard applied for financial accounting purposes, ASC 718 using the assumptions discussed in Note 19 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.
(2)Reflects the percentage change in the closing price per share of our common stock on December 9, 2025 (the trading day ending immediately prior to the filing of a Current Report on Form 8-K) of $85.09 and the closing price per share of our common stock on December 10, 2025 (the next trading day beginning immediately following Qnity’s filing of a Current Report on Form 8-K) of $86.20.
(3)Reflects the percentage change in the closing price per share of our common stock on December 4, 2025 (the trading day ending immediately prior to the filing of a Current Report on Form 8-K) of $83.46 and the closing price per share of our common stock on December 5, 2025 (the next trading day beginning immediately following the filing of a Current Report on Form 8-K) of $82.04.

2026 Proxy Statement	47

Compensation Discussion & Analysis

Tax and Accounting Considerations
In designing and evaluating compensation programs, the Qnity Committee considers the tax and accounting implications of its decisions among other factors. For instance, Section 162(m) of the IRC generally limits to $1 million the annual federal income tax deduction that the Company may claim in respect to certain current and former employees. While the Qnity Committee considers the extent to which compensation is deductible, the Qnity Committee focuses primarily on factors that provide incentives for the achievement of business objectives. Accordingly, the Qnity Committee retains the flexibility and discretion to structure compensation appropriate, whether or not deductible. Likewise, the Qnity Committee may consider the impact of accounting rules, including the way in which compensation is expensed, but the Qnity Committee retains the flexibility and discretion to structure compensation appropriately without regard to its accounting treatment.
Committee Interlocks and Insider Participation
The members of the Qnity Committee for 2025 were Anne Noonan (Chair), Byron Green and Kristina Johnson. None of the members of the Qnity Committee were at any time during 2025 an officer or employee of the Company. None of the executive officers of the Company serve as a member of the board of directors or a compensation committee of any entity that has one or more executive officers serving as a member of the Board or Qnity Committee.
People and Compensation Committee Report
The People and Compensation Committee of the Board reviewed and discussed the Compensation Discussion and Analysis (CD&A) with Company management. Based on this review and discussion, the People and Compensation Committee recommended to the Board that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as incorporated by reference from this Proxy Statement.
The People and Compensation Committee operates pursuant to a charter that is available at https://ir.qnityelectronics.com/corporate-governance/governance-documents.
This report is submitted by the People and Compensation Committee.
Anne Noonan (Chair)
Byron Green
Kristina M. Johnson

48

Executive Compensation
Compensation Tables and Narratives
Summary Compensation Table
The following table summarizes the compensation of the NEOs for the fiscal years indicated. Prior to November 1, 2025, such amounts were paid by DuPont. Beginning November 1, 2025, such amounts were paid by us.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(a)	Option Awards ($)(a)	Non-Equity Incentive Plan Compensation ($)(b)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)(c)	All Other Compensation ($)(c)	Total ($)
Jon Kemp
Chief Executive Officer	2025	808,333	—	12,553,872	6,111,400	996,764	—	176,309	20,646,678
	2024	650,000	—	1,775,219	—	733,200	3,364	89,177	3,250,960
Matthew Harbaugh
Former Chief Financial Officer	2025	466,667	—	3,466,198	1,800,025	459,667	—	72,313	6,264,870
	2024	—	—	—	—	—	—	—	—
Chuck Xu
President, Interconnect Solutions	2025	496,185	—	2,388,518	1,520,525	343,176	—	76,673	4,825,077
	2024	400,000	—	355,085	—	311,328	—	43,712	1,110,125
Peter Hennessey
General Counsel	2025	441,667	—	1,630,350	946,155	267,283	—	56,030	3,341,485
Kathleen Fortebuono
Chief People Officer	2025	422,500	—	1,111,053	540,393	307,103	—	75,849	2,456,898
	2024	400,000	—	279,055	—	283,107	—	46,247	1,008,409
Totals in the above table might not equal the summation of the columns due to rounding amounts to the nearest dollar.
(a)Amounts represent the aggregate grant date fair value of awards in the year of grant in accordance with the same standard applied for financial accounting purposes, FASB ASC Topic 718. As the PSUs granted to the NEOs in 2025 as part of the Transformation Awards that vest according to relative TSR are only subject to market conditions and a service period requirement as defined under ASC 718 and are not subject to performance conditions as defined under ASC 718, they have no maximum grant date fair values that differ from the fair values presented in the table. A discussion of the assumptions used in calculating these values can be found in Note 19 to the Consolidated Financial Statements in Qnity's Annual Report on Form 10-K for the year ended December 31, 2025. Additionally, amounts shown in the "Option Awards" column include the incremental fair value resulting from the conversion of DuPont options into Qnity options for the NEOs who held DuPont options. Pursuant to accounting guidance prescribed under ASC 718, the conversion resulted in a grant modification that caused incremental fair value determined by comparing the aggregate fair value of the outstanding awards immediately before and after the modification. The following table separates the grant date fair value of options granted during 2025 and the incremental fair value attributable to the conversion of stock awards at Spin-Off, both calculated in accordance with ASC 718, excluding the effect of estimated forfeitures.

2026 Proxy Statement	49

Executive Compensation

Name	Grant Date Fair Value of Option Awards Granted in December 2025 ($)	Incremental Fair Value of Option Awards at Spin-Off ($)
Jon Kemp	6,000,035	111,365
Chuck Xu	1,500,027	20,498
Peter Hennessey	937,508	8,647
Kathleen Fortebuono	525,006	15,387
(b)Individual short-term incentive compensation results are detailed in the section entitled “Compensation Discussion and Analysis—Short-Term Incentive Compensation” and reflect income paid in 2026 for actual performance achieved in 2025.
(c)All Other Compensation includes: perquisites and other personal benefits; and employer contributions to both qualified and non-qualified defined contribution plans, as applicable.
The following table details these amounts:

Name	Perquisites and Other Personal Benefits ($)(1)	Contributions to Defined Contributions Plans ($)
Jon Kemp	9,500	166,809
Matthew Harbaugh	30,313	42,000
Chuck Xu	—	76,673
Peter Hennessey	—	56,030
Kathleen Fortebuono	10,000	65,849
(1)The NEOs received the following perquisites and other personal benefits:
(i).Mr. Kemp: Financial and tax planning.
(ii).Mr. Harbaugh: Commute ($14,255) and temporary housing ($16,058) in the Wilmington, DE area.
(iii).Ms. Fortebuono: Financial and tax planning.

50

Executive Compensation

Grants of Plan-Based Awards
The following table provides information about DuPont’s and Qnity's plan-based compensation disclosed in the Summary Compensation Table. This table includes both equity and non-equity incentive plan awards. Equity awards granted prior to November 1, 2025 were granted pursuant to the DuPont de Nemours, Inc. 2020 Equity and Incentive Plan, and equity awards granted on or after November 1, 2025 were granted pursuant to the Qnity Electronics Inc. Equity and Incentive Plan.

Name	Grant Date	Date of Action by DuPont or Qnity Committee	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (a)			Estimated Future Payouts Under Equity Incentive Plan Awards (b)			All Other Stock Awards: Number of Shares of Stock or Units (#)(c)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(d)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jon Kemp				916,986	1,833,973
	2/21/2025	2/20/2025							61,237			5,000,001
	12/3/2025	11/1/2025				37,370	74,739	149,478				7,553,871
	12/3/2025	11/1/2025								166,022	80.28	6,000,035
	11/1/2025(e)											111,365
Mathew Harbaugh				422,877	845,753
	5/5/2025	4/28/2025							18,374			1,200,006
	12/3/2025	11/1/2025				11,211	22,422	44,844				2,266,192
	12/3/2025	11/1/2025								49,807	80.28	1,800,025
Chuck Xu				315,709	631,418
	2/21/2025	2/20/2025							6,124			500,025
	12/3/2025	11/1/2025				9,343	18,685	37,370				1,888,493
	12/3/2025	11/1/2025								41,506	80.28	1,500,027
	11/1/2025(e)											20,498
Peter Hennessey				245,890	491,781
	2/21/2025	2/20/2025							5,512			450,055
	12/3/2025	11/1/2025				5,839	11,678	23,356				1,180,295
	12/3/2025	11/1/2025								25,941	80.28	937,508
	11/1/2025(e)											8,647
Kathleen Fortebuono				245,673	491,345
	2/21/2025	2/20/2025							5,512			450,055
	12/3/2025	11/1/2025				3,270	6,540	13,080				660,998
	12/3/2025	11/1/2025								14,527	80.28	525,006
	11/1/2025(e)											15,387
(a)Reflects the possible payouts under the DuPont STIP. The amounts paid out are included in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table. For additional information, see "Compensation Discussion and Analysis-Short-Term Incentive."
(b)Reflects the PSU awards granted to the NEOs as part of the Transformation Awards described above in the section entitled "Compensation Discussion and Analysis - Long Term Incentive Compensation - LTI Awards Approved by Qnity After Spin-Off." Amounts reported in "Threshold" column assume that 50% of the target PSUs will vest and amounts reported in the "Maximum" column assume that 200% of the target PSUs will vest.
(c)RSU awards are described above in the section entitled “Compensation Discussion and Analysis—Long-Term Incentive Compensation”.
(d)Amounts represent the aggregate grant date fair value of awards in the year of grant in accordance with the same standard applied for financial accounting purposes consistent with the values shown in the Summary Compensation Table, ASC Topic 718. The values in this column also include the incremental fair value of adjusted equity awards as discussed in footnote (e) below.
(e)Reflects the incremental fair value associated with the conversion of the NEO's outstanding option awards at Spin-Off, as described in footnote (a) of the Summary Compensation Table.

2026 Proxy Statement	51

Executive Compensation

Outstanding Equity Awards
The following table lists outstanding equity grants for each NEO as of December 31, 2025. The table includes outstanding equity grants from past years as well as the current year including awards denominated in DuPont common stock as a result of the spin-off in 2025.

			Option Awards				Stock Awards
Name	Grant Date	Stock Ticker	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Share or Units of Stock That Have Not Vested ($)(b)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)(d)
Jon Kemp	2/2/2017	Q	8,042	—	102.40	2/1/2027
	2/15/2018	Q	10,163	—	123.82	2/14/2028
	8/5/2019	Q	42,432	—	78.83	8/4/2029
	2/19/2020	Q	33,180	—	63.84	2/18/2030
	3/2/2021	Q	27,241	—	87.09	3/1/2031
	2/23/2022	Q	16,847	—	89.56	2/22/2032
	5/4/2023	Q					1,919	156,651
	2/15/2024	Q					12,773	1,042,897
	2/21/2025	Q					31,155	2,543,824
	12/3/2025	Q	—	166,022	80.28	12/2/2035
	12/3/2025	Q							74,739	6,102,439
	5/4/2023	DD					3,852	154,851
	2/15/2024	DD					25,650	1,031,141
	2/21/2025	DD					62,567	2,515,207
Matthew Harbaugh	5/5/2025	Q					9,299	759,249
	12/3/2025	Q		49,807	80.28	12/2/2035
	12/3/2025	Q							22,422	1,830,756
	5/5/2025	DD					18,675	750,720
Chuck Xu	2/2/2017	Q	3,854	—	102.40	2/1/2027
	2/15/2018	Q	1,716	—	123.82	2/14/2028
	8/5/2019	Q	14,144	—	78.83	8/4/2029
	2/19/2020	Q	5,688	—	63.84	2/18/2030
	3/2/2021	Q	3,120	—	87.09	3/1/2031
	2/23/2022	Q	3,032	—	89.56	2/22/2032
	5/4/2023	Q					318	25,950
	2/15/2024	Q					2,442	199,353
	2/21/2025	Q					3,116	254,391
	12/3/2025	Q	—	41,506	80.28	12/2/2035
	12/3/2025	Q							18,685	1,525,630
	5/4/2023	DD					638	25,659
	2/15/2024	DD					4,860	195,382
	2/21/2025	DD					6,257	251,533

52

Executive Compensation

			Option Awards				Stock Awards
Name	Grant Date	Stock Ticker	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Share or Units of Stock That Have Not Vested ($)(b)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)(d)
Peter Hennessey	3/2/2021	Q	2,972	—	87.09	3/1/2031
	2/23/2022	Q	1,925	—	89.56	2/22/2032
	5/4/2023	Q					220	17,975
	2/15/2024	Q					2,191	178,883
	2/21/2025	Q					2,804	228,968
	12/3/2025	Q	—	25,941	80.28	12/2/2035			11,678	953,509
	5/4/2023	DD					441	17,732
	2/15/2024	DD					4,399	176,833
	2/21/2025	DD					5,632	226,396
Kathleen Fortebuono	8/5/2019	Q	14,144	—	78.83	8/4/2029
	2/19/2020	Q	3,792	—	63.84	2/18/2030
	3/2/2021	Q	2,477	—	87.09	3/1/2031
	2/23/2022	Q	2,648	—	89.56	2/22/2032
	5/4/2023	Q					302	24,669
	6/12/2023	Q					1,263	103,134
	2/15/2024	Q					2,008	163,973
	2/21/2025	Q					2,804	228,968
	12/3/2025	Q	—	14,527	80.28	12/2/2035
	12/3/2025	Q							6,540	533,991
	5/4/2023	DD					606	24,351
	6/12/2023	DD					2,536	101,935
	2/15/2024	DD					4,032	162,090
	2/21/2025	DD					5,632	226,396
(a)Stock option award grants vest in three equal installments on the first, second and third anniversaries of the grant date shown in the table.
(b)RSU award grants vest in three equal installments on the first, second and third anniversaries of the grant date shown in the table.
(c)Market values are based on the December 31, 2025 closing stock price of $81.65 per share of Qnity common stock and $40.20 per share of DuPont common stock, as applicable.
(d)PSUs granted December 3, 2025 are shown at the target level of performance. The total actual number of shares to be delivered will be determined at the end of the performance period.

2026 Proxy Statement	53

Executive Compensation

Option Exercises and Stock Vested
The following table summarizes the value received from DuPont stock grants vested during 2025.

	Option Awards		Stock Awards
Name(b)	Number of Shares Acquired on Exercise (#)(a)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(a)	Value Realized on Vesting ($)
Jon Kemp	5,921	35,518	21,498	1,719,959
Chuck Xu	4,500	42,089	4,258	503,832
Peter Hennessey	—	—	2,655	213,252
Kathleen Fortebuono	—	—	5,860	440,668
(a)Reflects shares from the 2022 PSU grant that vested in 2025 for which performance conditions were satisfied on December 31, 2024 the 2022, 2023 and 2024 Annual RSU grants and 2023 PSU Annual grants that were converted to RSUs. In addition, Mr. Xu had shares delivered for payment of FICA and Medicare taxes on outstanding awards related to his eligibility for award treatment under 55/10, and Ms. Fortebuono had shares delivered under a 2023 special award grant.
(b)Mr. Harbaugh had no exercise or vesting activity in 2025.
Pension Benefits
During 2025, no NEOs participated in either a tax-qualified or non-qualified defined benefit plan sponsored by the Company.

54

Executive Compensation

Non-Qualified Deferred Compensation
The following table provides information on compensation the NEOs have elected to defer as described in the narrative that follows.

Name	Plan Name	Executive Contributions in Last FY ($)(a)	Company Contributions in Last FY ($)(b)	Aggregate Earnings in Last FY ($)(c)	Aggregated Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(d)
Jon Kemp	RSRP	104,206	121,309	213,770	—	1,699,417
	MDCP	—	—	—	—	—
Matthew Harbaugh	RSRP	7,000	1,750	—	—	8,750
	MDCP	—	—	—	—	—
Chuck Xu	RSRP	32,116	35,361	55,360	—	481,496
	MDCP	269,088	—	129,269	—	1,303,945
Peter Hennessey	RSRP	26,262	21,268	27,176	—	188,141
	MDCP	—	—	—	—	—
Kathleen Fortebuono	RSRP	29,738	27,544	47,235	—	340,024
	MDCP	—	—	—	—	—
(a)Executive contributions are included in "Base Salary" and "Non-Equity Incentive Plan Compensation" columns for 2025 in the Summary Compensation Table.
(b)Company contributions are included in All Other Compensation for 2025 in the Summary Compensation Table.
(c)Amounts in this column are not reported as compensation for fiscal 2025 in the Summary Compensation Table since they do not reflect above-market for preferential earnings.
(d)Balances include amounts transferred from DuPont Non-Qualified Compensation Programs. Of the totals in this column, the following amounts have been reported in the "Summary Compensation Table" for this year and for previous years.

Name	2025	Previous Years	Total
Jon Kemp	225,515	81,045	306,560
Matthew Harbaugh	8,750	—	8,750
Chuck Xu	336,565	143,948	480,513
Peter Hennessey	47,530	—	47,530
Kathleen Fortebuono	57,282	25,328	82,610
Qnity Non-Qualified Deferred Compensation Programs
Qnity offers non-qualified deferred compensation programs under which eligible participants can voluntarily elect to defer some portion of base salary or annual cash incentive until a future date. Deferrals are credited to an account, and earnings are calculated thereon in accordance with the applicable investment option or interest rate. With the exception of the Qnity Retirement Savings Restoration Plan, as described below, there are no Qnity contributions or matches. The Qnity Retirement Savings Restoration Plan was adopted to restore Qnity contributions that would be lost due to Code limits on compensation that can be contributed under Qnity's tax-qualified savings plan.
The following provides an overview of the various Qnity deferral options as of December 31, 2025.
Qnity Retirement Savings Restoration Plan (Qnity RSRP)
Under the Qnity RSRP, Qnity named executive officers can elect to defer their eligible compensation (generally, base salary plus annual cash incentive) that exceeds the regulatory limits ($350,000 in 2025) in increments of 1% up to 6%. Qnity matches participant contributions on a dollar-for-dollar basis up to 6% of eligible pay. Qnity also makes an additional contribution of 3% of eligible compensation, regardless of whether the employee elects to make deferrals into the plan. Participants may select from among five core investment options under the Qnity RSRP for amounts deferred. Distributions may be made in the form of a lump sum or annual installments after separation from service.

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Executive Compensation

Qnity Management Deferred Compensation Plan (Qnity MDCP)
Under the Qnity MDCP, NEOs can elect to defer the receipt of up to 60% of their base salary and/or up to 80% of an annual cash incentive award. The Company does not match deferrals under the Qnity MDCP. Participants may select from among five core investment options under the Qnity MDCP for amounts deferred. In general, distributions may be made in the form of a lump sum at a specified future date if prior to separation from service, or a lump sum or annual installments after separation from service.
Other Qnity Retirement and Termination Benefits
The NEOs are entitled to additional benefits under Qnity plans and arrangements in the case of an involuntary termination without cause or a change in control event. The summary below shows the impact of various types of separation events on the different compensation elements the NEOs receive.
Base Salary, Short-Term Incentive and Other Benefits–Retirement, Death or Disability
•Base Salary: Paid through date of separation on the normal schedule.
•Annual Cash Incentive: Prorated for the portion of the year worked and paid on the normal schedule.
•Benefits: All NEOs are eligible for life insurance coverage similar to most other salaried U.S. employees.
•Retirement Plans: Participants have access, in accordance with elections and plan features, to the following retirement plan benefits:
◦Messrs. Kemp, Hennessey and Xu and Ms. Fortebuono:
•Non-qualified deferred compensation programs as described above in the Non-Qualified Deferred Compensation Table and accompanying narrative.
•Defined contribution 401(k) plan.

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Executive Compensation

Outstanding LTI Awards
DuPont awards which converted to Qnity equity in connection with the Spin-Off are treated as follows:

Nature of Termination	Stock Options	RSUs
If the executive meets the age of 55 with 10 years of service requirement.
Continued vesting in accordance with the three-year vesting schedule. Vested options expire at the end of the original term for awards issued prior to 2021. For awards issued starting in 2021, vested options expire five years following termination or at the end of the original term, whichever is earlier.

Restrictions on the regular annual RSUs lapse on the original schedule for awards issued prior to 2024. For awards issued in 2024, a prorated portion of the award is automatically vested and paid out. Special or one-time RSU awards are forfeited.

Voluntary Separation or Termination for Cause
All options are forfeited in the case of a termination for cause. In the case of a voluntary separation, options issued prior to 2021 as well as unvested options issued starting in 2021 are forfeited. Vested, unexercised options issued starting in 2021 expire three months following termination or at the end of the original term, whichever is earlier.
All RSUs are forfeited.

Death	Options are fully vested and exercisable and expire one year following death or at the end of the original term, whichever is earlier.	All RSUs are automatically vested and paid out.

Involuntary Termination due to Divestiture
Unvested options are automatically vested, prorated for the number of months of service completed during the vesting period and expire one year (five years in the case of executives who meet the age 55 with 10 years of service requirement) following termination or at the end of the original term, whichever is earlier.

To the extent not otherwise assumed, substituted or replaced with equivalent awards, RSUs are automatically vested, prorated for the number of full or partial months of service completed during the vesting period and paid out.

Involuntary Termination without Cause
Options are fully vested and exercisable and expire one year (five years in the case of executives who meet the age 55 with 10 years of service requirement) following termination or at the end of the original term, whichever is earlier.
RSUs issued prior to 2024 are automatically vested and paid out. For RSUs issued in 2024, a prorated portion of the award is automatically vested and paid out.

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Qnity Transformation Awards are treated as follows:

Nature of Termination	PSUs	Stock Options
Voluntary Separation	All PSUs are forfeited.	Unvested options will be forfeited. Vested options will continue to be exercisable through the earlier of three months from termination date and expiration date.

Termination for Cause	All PSUs are forfeited.	All unexercised options (vested and unvested) will be forfeited.

Death	All Units will remain outstanding and eligible to vest at the end of the Performance Period, subject to achievement of Performance Metrics.	Unvested options will vest immediately. Vested options will continue to be exercisable through the earlier of twenty-four months from termination date and the Expiration Date.

Involuntary Termination due to Divestiture
To the extent not assumed, substituted or replaced with equivalent awards (denominated in cash or stock of the acquirer) by the acquirer in connection with a divestiture, a number of Units equal to the Prorated Units will remain outstanding and eligible to vest at the end of the Performance Period, subject to achievement of Performance Metrics, if employment with the Company is terminated on the closing date of such a divestiture.

To the extent not assumed, substituted or replaced with equivalent awards (denominated in cash or stock of the acquirer) by the acquirer in connection with a divestiture, the Prorated Options will vest at the closing of the divestiture if employment with the Company is terminated on such closing date, and each other unvested Option will be forfeited. Vested Options will continue to be exercisable through the earlier of twenty-four months from termination date and the Expiration Date.

Involuntary Termination without Cause	A number of Units equal to the Prorated Units will remain outstanding and eligible to vest at the end of the Performance Period, subject to achievement of Performance Metrics.
Prorated options will immediately vest and each other unvested Option will be forfeited. Vested Options will continue to be exercisable through the earlier of twenty-four months from termination date and the Expiration Date.

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Executive Compensation

Potential Payments upon Termination or Change in Control
Qnity Senior Executive Severance Plan (Qnity SESP)
Qnity adopted the Qnity SESP effective November 1, 2025, which provides certain severance benefits both before or after a change in control of Qnity to ensure that executives remain focused on Qnity business during a period of uncertainty. The change in control benefits are structured to protect the interests of stockholders by including a “double-trigger” mechanism that results in a severance payout only when:
•a change of control is consummated, and
•the executive’s employment is terminated by Qnity without cause, or by the executive for good reason within a specified period following the change in control.
All of our NEOs became participants of the Qnity SESP on November 1, 2025. The Qnity SESP provides benefits in the event of an involuntary termination without cause and enhanced benefits in the event of an involuntary termination without cause by Qnity or voluntary termination by the executive for good reason if the termination occurs within 24 months following a change in control event.
Benefits provided in the event of a termination without cause, not in connection with a change in control, include:
•Lump sum cash payment equal to one and a half times, or in the case of Mr. Kemp, two times, the sum of the NEO’s base salary and target annual bonus.
•An annual bonus amount for the year of termination which is equal to the greater of the actual or target bonus amount prorated for the portion of the year through and including the termination date.
•Continued health and dental benefits, financial counseling, tax preparation services and outplacement services for one and a half years, or, in the case of Mr. Kemp, two years following the date of termination.
For any benefits to be earned under the plan in connection with a change in control, the change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by Qnity without cause or the executive for good reason (a double trigger). Benefits include:
•Lump sum cash payment equal to two times, or, in the case of Mr. Kemp, three times the sum of the NEO’s base salary and target annual bonus.
•An annual bonus amount for the year of termination which is equal to the greater of the actual or target bonus amount, prorated for the portion of the year through and including the termination date.
•Continued health and dental benefits, financial counseling, tax preparation services and outplacement services for two years or, in the case of Mr. Kemp three years following the date of termination.
•The Qnity SESP provides that if any payments and/or benefits due to a participant (including any NEO) under the Qnity SESP and/or any other arrangements would be subject to an excise tax imposed on the participant under Section 4999 of the Code (Excise Tax), the Company will reduce the amount of payments under the Qnity SESP by the minimum amount necessary such that no portion of such payments is subject to the Excise Tax; provided, however, in no event will the amount of any severance payments be reduced unless (a) the net after-tax amount of such payments and benefits as so reduced is greater than or equal to (b) the net after-tax amount of such payments and benefits without such reduction.
The plan requires a release of claims as a condition to the payment of benefits and includes 12-month non-competition and non-solicitation provisions and additional non-disparagement and confidentiality provisions.

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Executive Compensation

The following table describes the potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements to which the NEOs would have been entitled if a termination of employment or change in control occurred on the last business day of fiscal 2025. The only agreements, arrangements or plans that entitle the NEOs to severance, perquisites or other enhanced benefits upon termination of their employment or a change in control are:
•the Qnity SESP; and
•the terms of the NEOs’ equity awards.
The amounts shown in the table do not include:
•payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs; and
•distributions of previously vested plan balances under the 401(k) plan, and the Qnity non-qualified deferred compensation programs (see “—Non-Qualified Deferred Compensation for Fiscal 2025” above for information about the Qnity non-qualified deferred compensation programs).

Name	Type of Benefit	Involuntary Termination Without Cause ($)	Change in Control ($)(a)
Jon Kemp	Severance(b)	6,500,000	9,000,000
	LTI Acceleration	6,767,677	13,744,460
	Increase in Present Value of Pension	—	—
	Health & Welfare Benefits	57,544	86,315
	Outplacement & Financial Planning	23,071	23,071
Matthew Harbaugh	Severance(b)	2,625,000	3,290,000
	LTI Acceleration	1,562,649	3,408,877
	Increase in Present Value of Pension	—	—
	Health & Welfare Benefits	45,491	60,655
	Outplacement & Financial Planning	23,071	23,071
Chuck Xu	Severance(b)	2,109,375	2,656,250
	LTI Acceleration	790,321	1,009,097
	Increase in Present Value of Pension	—	—
	Health & Welfare Benefits	25,450	33,933
	Outplacement & Financial Planning	23,071	23,071
Peter Hennesey	Severance(b)	1,625,000	2,050,000
	LTI Acceleration	726,420	1,835,835
	Increase in Present Value of Pension	—	—
	Health & Welfare Benefits	20,658	27,544
	Outplacement & Financial Planning	23,071	23,071
Kathleen Fortebuono	Severance(b)	1,543,750	1,947,500
	LTI Acceleration	916,635	1,589,409
	Increase in Present Value of Pension	—	—
	Health & Welfare Benefits	43,158	57,544
	Outplacement & Financial Planning	23,071	23,071
(a)An executive must meet the double trigger requirement of being involuntarily terminated within two years of a change in control in order to receive benefits.
(b)Severance values equal the sum of (1) the lump sum cash severance payment and (2) the annual bonus amount for the year of termination which is equal to the greater of the actual or target bonus amount. For purposes of this table, the annual bonus is assumed at target value.

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Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following information is provided regarding the relationship between the “compensation actually paid” (CAP) to the NEOs during the preceding four fiscal years, and our total shareholder return (TSR) and Net Income and also Adjusted Operating EBITDA, which in our assessment represents the most important financial performance measure (that is not otherwise required to be disclosed in the first table below) used by us to link the CAP of the NEOs for 2025 to our performance. While Adjusted Operating EBITDA was chosen for this table, our executive compensation programs use a balanced portfolio of measures to drive short- and long-term objectives aligned with our strategy and stockholder interests as further described in our CD&A above.

					Value of Initial Fixed $100 Investment Based On:

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs(b) ($)	Average Compensation Actually Paid to Non-PEO NEOs(a),(b) ($)	Total Shareholder Return ($)	Peer Group(c) Total Shareholder Return ($)	Net Income (in Millions) ($)	Adjusted Operating EBITDA (In Millions)(d) ($)

2025	20,646,678	15,888,457	4,222,082	3,637,074	84.24	93.84	729	1,441

(a)To calculate CAP, the following amounts were respectively deducted from and added to the total of the compensation shown in the Summary Compensation Table (SCT) for the applicable year:
PEO SCT Total to CAP Reconciliation:

		Deductions from SCT Total		Additions to SCT Total

Year	SCT Total ($)	Stock Award and Option Awards(1) ($)	Change in Pension Value ($)	Equity Value(2) ($)	Pension Value(2) ($)	CAP ($)

2025	20,646,678	-18,665,272	—	+13,907,051	—	15,888,457
Non-PEO NEO SCT Total to CAP Reconciliation
(all amounts shown as averages for Non-PEO NEOs):

		Deductions from SCT Total		Additions to SCT Total

Year	SCT Total ($)	Stock Award and Option Awards(1) ($)	Change in Pension Value ($)	Equity Value(2) ($)	Pension Value(2) ($)	CAP ($)

2025	4,222,082	-3,350,804	—	+2,765,796	—	3,637,074
(1)    Represents the grant date fair value of equity-based awards granted each year.
(2)    The equity award and pension benefit adjustments for each applicable year were calculated in accordance with the methodology required by Item 402(v) of Regulation S-K. The amounts deducted or added in calculating the equity award adjustments for the PEO and Non-PEOs are provided in the tables below.

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Executive Compensation

PEO Equity Award Adjustments:

Year	Year End Fair Value of Awards Granted in the Year ($) (a)	Year over Year Change in Fair Value of Outstanding and Unvested Awards ($) (b)	Year over Year Change in Fair Value of Awards Granted in Prior Years that Vested in the Year ($) (c)	Prior Year End Fair Value of Awards Failing to Meet Vesting Conditions During the Year ($) (d)	Value of Dividends on Equity Awards ($) (e)	Total Equity Award Adjustments ($) (a) + (b) + (c) - (d) + (e)

2025	13,988,136	(62,926)	(18,159)	—	—	13,907,051
Non-PEO Equity Award Adjustments
(all amounts shown as averages for Non-PEO NEOs):

Year	Year End Fair Value of Awards Granted in the Year ($) (a)	Year over Year Change in Fair Value of Outstanding and Unvested Awards ($) (b)	Year over Year Change in Fair Value of Awards Granted in Prior Years that Vested in the Year ($) (c)	Prior Year End Fair Value of Awards Failing to Meet Vesting Conditions During the Year ($) (d)	Value of Dividends on Equity Awards ($) (e)	Total Equity Award Adjustments ($) (a) + (b) + (c) - (d) + (e)

2025	2,777,420	(9,424)	(2,200)	—	—	2,765,796
(b)The PEO reflected in the tables is Jon Kemp. The following table indicates the Non-PEO NEOs included in the average for the indicated year:

Year	Matthew Harbaugh	Chuck Xu	Peter Hennessey	Kathleen Fortebuono

2025	NEO	NEO	NEO	NEO

(c)Peer Group reflects the same peer group used for purposes of the performance graph under Regulation S-K Item 201(e)(1)(ii) as set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (S&P Composite 1500 Semiconductors & Semiconductor Equipment).
(d)This measure has been designated as the “Company-Selected Measure” for 2025, in accordance with SEC rules, and represents the most important financial performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to our NEOs in 2025. Adjusted Operating EBITDA is a non-GAAP financial measure, calculated as set forth in Appendix A.
The three measures listed below, in no particular order, represent the three most important financial performance measures used by Qnity to link the CAP of the NEOs for 2025 to the Company’s performance as further described in our CD&A above within the sections titled “Short-Term Incentive Compensation” and “Long-Term Incentive Compensation.”

Most Important Financial Performance Measures
Adjusted Operating EBITDA	Organic Sales	Relative Total Shareholder Return
Pay Versus Performance Relationship
Qnity completed our Spin-Off and became an independent publicly traded company on November 1, 2025. We believe the compensation actually paid to our PEO and Non-PEOs in 2025 reflects our pay-for-performance philosophy. As described in the CD&A section, a significant portion of the annual target compensation of our NEOs is at risk and tied to established performance goals. As a newly independent company, the relationship between the financial measures shown above and compensation actually paid will continue to develop over time.

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Executive Compensation

As we became subject to SEC reporting requirements in September 2025, we are only required to provide disclosure for one year, which does not allow us to provide meaningful charts illustrating the relationship of CAP to our PEO and the average of CAP to our non-PEO NEOs with (i) our cumulative TSR, (ii) our net income, and (iii) Adjusted Operating EBITDA. As additional years are added to the table, we will be able to include charts illustrating this relationship. 2025 CAP for both our PEO and Non-PEO NEOs is lower than the Summary Compensation Table Totals. These differences reflect the stock price decline from Spin-Off to December 31, 2025.
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.
Equity Compensation Plan Information
The tables below show the Equity Compensation Plan Information as of December 31, 2025.

	(1)		(2)		(3)

Plan Category	# of securities to be issued upon exercise of outstanding options, warrants, rights		Weighted-average exercise price of outstanding options, warrants, rights ($)		# of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1))
Equity Compensation Plans Approved by Security Holders	1,712,998	(1)	81.50	(2)	16,000,983	(3)
(1)Total includes (i) 920,356 stock options, (ii) 269,876 performance-based restricted stock units (assuming target performance with respect to each of the performance measures) and (iii) 522,766 restricted stock units.
(2)The weighted-average exercise price relates only to stock options. The calculation of the weighted-average exercise price does not include outstanding equity awards that are received or exercised for no consideration.
(3)These shares are available for grant as of December 31, 2025, under the Qnity Electronics, Inc. Equity and Incentive Plan pursuant to which the People and Compensation Committee of the Board may make various stock-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and other awards based, in whole or in part, on the value of our common stock.

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Executive Compensation

Advisory Vote to Approve Executive Compensation (Say on Pay)
As required by Section 14A of the Exchange Act, the Company is asking stockholders to approve, on an advisory basis, the compensation of the Company’s executive compensation named executive officers as reported in this proxy statement. As described in the CD&A section above, executive compensation programs are designed to attract and retain talent through the alignment of pay and financial interests of the executives with stockholder value creation.
The People and Compensation Committee believes the executive compensation programs create incentives for strong operational performance and for the long-term benefit of the Company.
This advisory resolution is non-binding on the Board. Although non-binding, the Board and the People and Compensation Committee will review and carefully consider the voting results when evaluating the executive compensation programs.
The Board recommends that stockholders vote “FOR” the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis”, compensation tables and related narrative discussion, is hereby APPROVED.
We expect that the next Say on Pay advisory vote will occur at the Company’s 2027 Annual Meeting of Stockholders.

The Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

Advisory Vote on Frequency of Future Advisory Say on Pay Votes
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our Stockholders are also entitled to vote, on an advisory basis, on whether the Say on Pay vote, as required by Section 14A of the Exchange Act, should occur every one, two, or three years. Accordingly, we also are asking our stockholders to cast an advisory (non-binding) vote on how frequently stockholders should have an opportunity to vote on an advisory basis to approve the compensation of our NEOs. We are required by law to hold an advisory vote on the frequency of Say on Pay votes every six years and stockholders may vote to hold the advisory vote on Say on Pay every one, two or three years.
We recognize that the widely adopted standard is to hold Say on Pay votes annually. We also acknowledge current stockholder expectations and preferences regarding having the ability to express their views on the compensation of the Company’s NEOs on an annual basis. In light of investor expectations and prevailing market practice, we are asking stockholders to support a frequency period of “ONE YEAR” (an annual vote) for future Say on Pay votes. Votes on the frequency for Say on Pay are advisory. Although your vote on this proposal does not bind the Company, the Board will review the results of the vote and investor feedback and will continue to review the advantages and disadvantages for each of the frequencies on Say on Pay votes regardless of the outcome of the vote. If the frequency recommended by the Board is approved, that frequency will be deemed adopted by the Board.

The Board recommends a vote “FOR” holding future Say on Pay votes every ONE YEAR.

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Executive Compensation

Ratification of the Appointment of the Independent Registered Public Accounting Firm
Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. In accordance with its charter, the Audit Committee has selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the 2026 fiscal year. The Audit Committee believes that this selection is in the best interests of the Company and its stockholders and, therefore, recommends to stockholders that they ratify that appointment. The Board concurs with, and recommends that stockholders ratify, the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the 2026 fiscal year. PricewaterhouseCoopers LLP has served as the independent registered public accounting firm for the Company since the Spin-Off.
Audit Committee Process
Before making its determination on appointment, the Audit Committee carefully considers the qualifications and competence of candidates for the independent registered public accounting firm. For PricewaterhouseCoopers LLP, this included a review of (i) the firm’s relevant technical expertise, significant institutional knowledge of the Company’s operations and industry, and its performance in prior years, (ii) the firm’s independence, including consideration of non-audit services provided by PricewaterhouseCoopers LLP, and processes for maintaining independence, (iii) external data on audit quality and performance of PricewaterhouseCoopers LLP, including the results of the most recent internal quality control review or Public Company Accounting Oversight Board (PCAOB) inspection, and peer firms, (iv) the appropriateness of PricewaterhouseCoopers LLP’s fees, (v) the key members of the audit engagement team, and (vi) the firm’s approach to resolving significant accounting and auditing matters including consultation with the firm’s national office, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee also conducts an annual evaluation of the independent registered public accounting firm, the results of which are considered in the appointment process.
The Audit Committee is responsible for the audit fee negotiations with PricewaterhouseCoopers LLP. The Audit Committee is directly involved in the selection of the lead engagement partner in conjunction with the mandated five-year rotation of this position. The current lead engagement partner was appointed for the 2025 audit and as a result, based on the current rotation period, a change in lead engagement partner is expected to occur for the 2030 audit. Additional information may be found in the Audit Committee Report which follows this proposal and in the Audit Committee Charter available on the Company’s website at https://ir.qnityelectronics.com/corporate-governance/governance-documents.
Representatives of PricewaterhouseCoopers LLP will attend and be available to answer stockholder questions at the Annual Meeting. PricewaterhouseCoopers LLP may make a statement at the Annual Meeting if they wish.
In the event that the selection of PricewaterhouseCoopers LLP is not ratified by stockholders, the Audit Committee will take that into account in connection with any future decisions as to the selection of a firm to serve as the Company’s auditors, although under applicable law and the Company’s governing documents the Audit Committee has final authority over the determination of whether to retain PricewaterhouseCoopers LLP or another firm at any time. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

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Executive Compensation

Independent Registered Public Accounting Firm Fees
The Audit Committee or, prior to the Spin-Off, DuPont’s audit committee, pre-approved all services rendered by and associated fees paid to the Company’s independent public accounting firm PricewaterhouseCoopers LLP for the 2025 fiscal year.

Type of Fees	2025* $ in thousands
Audit Fees(a)	$6,252
Audit-Related Fees(b)	$29
Tax Fees(c)	$335
All Other Fees(d)	$2
TOTAL	$6,619

*       Prior to the Company's Spin-Off from DuPont on November 1, 2025, DuPont paid any audit, audit related, tax          or other fees related to the Company's businesses which are included in the amounts above. We did not pay          separate fees to PricewaterhouseCoopers LLP in 2024.
(a)The aggregate fees billed are for the non-integrated audit of the Company’s annual financial statements, the reviews of the financial statements in quarterly reports on Form 10-Q, comfort letters, consents, statutory audits, and other regulatory filings.
(b)The aggregate fees billed are for benefit plan audits.
(c)The aggregate tax fees billed are primarily for tax compliance and consultation and advice on business tax matters.
(d)The aggregate fees billed are for miscellaneous services, such as general information services and training, as well as other agreed upon procedures.
Audit Committee Pre-Approval Policy
The Audit Committee has established policies and procedures requiring its review and pre-approval of all audit and non-audit services (and associated fees) to be performed by the independent registered public accounting firm. In its review and pre-approval of non-audit services, the Committee considers why the independent registered public accounting firm is the preferred provider, as well as the possible effect, in appearance and fact, on the firm’s independence.
The independent registered public accounting firm submits a report annually regarding the audit, audit-related, tax and other services it expects to render in the following year and the associated, forecasted fees to the Audit Committee for its approval. Audit services include the audit of the Company’s Consolidated Financial Statements, separate audits of its subsidiaries, services associated with regulatory filings and attestation services regarding the effectiveness of the Company’s internal control over financial reporting. Audit-related services are assurance services that are reasonably related to the audit of the Company’s Consolidated Financial Statements or services traditionally provided by the independent registered public accounting firm. Audit-related services include employee benefit plan audits; audits of carve-out financial statements related to divestitures; due diligence services regarding potential acquisitions or dispositions, including tax-related due diligence; internal control reviews and recommendations on internal control requirements, excluding those that are part of the financial statement audit; and agreed-upon or expanded audit procedures related to regulatory requirements. Tax services include selected tax compliance services, advice and recommendation with respect to issues such as tax audits and appeals, restructurings, mergers and acquisitions, and assistance regarding appropriate handling of items on the returns, required disclosures, elections and filing positions available to the Company. Other services include non-financial attestation, assessment and advisory services. The Audit Committee may delegate to one or more members, the authority to grant specific pre-approvals under this policy provided that any pre-approvals so made shall be reported to the full Audit Committee at its next meeting.
If a service has not been included in the annual pre-approval process, it must be specifically pre-approved by the Audit Committee. In situations where the cost of services is likely to exceed the approved fees, excluding the impact of currency, specific pre-approval is required. Requests for specific pre-approvals will be considered by the full Audit Committee. If that is not practical, then the Chair may grant specific pre-approvals when the estimated cost for the service or the increase in fees for a previously pre-approved service does not exceed $500,000. Any such pre-approvals are reported to the full Audit Committee at its next meeting.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

66

Audit Committee Report
The Audit Committee operates pursuant to a charter that is available at https://ir.qnityelectronics.com/corporate-governance/governance-documents. A brief description of the key responsibilities of the Audit Committee is set forth above under "Committees". All references to the Committee in this report refer to the Audit Committee.
Under the Committee’s charter, management has the primary responsibility for preparing complete, accurate financial statements in accordance with generally accepted accounting principles. The independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for planning and conducting audits.
In this context, the Committee has reviewed and discussed with management and PricewaterhouseCoopers LLP, the audited financial statements, the quarterly unaudited financial statements, matters relating to the Company’s internal control over financial reporting and the processes that support certifications of the financial statements by the Company’s Chief Executive Officer and Chief Financial Officer.
Among other items, the Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the PCAOB and the SEC. The Committee reviewed and discussed with PricewaterhouseCoopers LLP, the firm’s judgments as to the quality of the accounting principles applied in the Company’s financial reporting and the critical audit matter (CAM) addressed in the audit and the relevant financial statement accounts or disclosures that relate to the CAM. The Committee has received from PricewaterhouseCoopers LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding the firm’s communications with the Committee concerning independence. The Committee has discussed with PricewaterhouseCoopers LLP their firm’s independence.
Additional information regarding certain Audit Committee processes and the Pre-Approval Policy may be found in the discussion of Item 4: Ratification of the Appointment of the Independent Registered Public Accounting Firm immediately preceding this report.
Relying on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC. The Committee has also selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company and its subsidiaries for 2026. The Board has concurred with that selection and has presented the matter to the stockholders of the Company for ratification.
This report is submitted by the Audit Committee.
Terrence R. Curtin
Karin De Bondt
Steven M. Sterin (Chair)

2026 Proxy Statement	67

Stock Ownership Information
The following table presents the beneficial ownership of Qnity’s common stock as of March 10, 2026, except as noted, for (i) each director and director nominee of the Company, (ii) each of Qnity’s current named executive officers, (iii) all directors and executive officers as a group, and (iv) each person known by us to beneficially owning more than 5% of the outstanding shares of Qnity’s common stock. As of March 10, 2026, there were 209,582,425 shares of Qnity’s common stock outstanding. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, the address of all listed stockholders is 974 Centre Road, Building 735, Wilmington, Delaware, 19805.

Name	Current Shares Beneficially Owned(a)	Rights to Acquire Beneficial Ownership of Shares(b)	Total	Percent of Shares Beneficially Owned(c)
Mark A. Blinn	—	—	—	*
Shumeet Banerji	—	—	—	*
Terrence R. Curtin	4,250	—	4,250	*
Karin De Bondt	—	—	—	*
Byron Green	1,637	—	1,637	*
Kristina M. Johnson	275	—	275	*
Jon Kemp	49,111	139,822	188,933	*
Anne Noonan	3,249	—	3,249	*
Yi Hyon Paik	—	—	—	*
Steven M. Sterin	500	—	500	*
Kathleen Fortebuono	1,244	23,362	24,606
Matthew Harbaugh	—	—	—	*
Peter Hennessey	1,132	5,116	6,248	*
Chuck Xu	10,248	31,871	42,119	*
All Directors and Executive Officers as a Group (14 persons)(d)	79,587	232,642	312,229	*
The Vanguard Group(e)	27,345,199		27,345,199	13.1%
BlackRock, Inc.(f)	14,370,667		14,370,667	6.9%
(a)Except as otherwise noted and for shares held by a spouse and other members of the person’s immediate family who share a household with the named person, the named persons have or share voting and investment power over the indicated number of shares. This column also includes all shares held in a trust over which the person has or shares voting or investment power. Beneficial ownership of some or all of the shares listed may be disclaimed.
(b)This column includes any shares that the person could acquire through May 9, 2026.
(c)The percentage of shares beneficially owned is calculated based on the number of shares of common stock outstanding as of March 10, 2026.
(d)Includes shares held by directors, director nominees and current executive officers.
(e)Based on Schedule 13G filed by The Vanguard Group on December 3, 2025 with the SEC reporting beneficial ownership as of December 31, 2025. The Vanguard Group has sole voting power over 0 shares, shared voting power over 1,244,727 shares, sole dispositive power over 25,295,193 shares and shared dispositive power over 2,050,006 shares. The Vanguard Group’s address is 100 Vanguard Boulevard, Malvern, PA 19355.
(f)Based on Schedule 13G filed by BlackRock, Inc. on January 21, 2026 with the SEC reporting beneficial ownership as of December 31, 2025. BlackRock, Inc. has sole voting power over 13,255,904 shares, shared voting power over 0 shares, sole dispositive power over 14,370,667 shares and shared dispositive power over 0 shares. BlackRock, Inc.’s address is 50 Hudson Yards, New York, NY 10001.
*Less than 1% of the total shares of Qnity common stock outstanding.

68

Stock Ownership Information

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities (Reporting Persons) to file with the SEC reports on Forms 3, 4 and 5 concerning their ownership of and transactions in the common stock and other equity securities of the Company, generally within two business days of a reportable transaction. As a practical matter, the Company seeks to assist its directors and executives by monitoring transactions and completing and filing reports on their behalf.
Based solely upon a review of SEC filings, the Company believes that all Reporting Persons complied with these reporting requirements during 2025, except that due to the determination by DuPont to request that our Registration Statement on Form 10 be declared effective earlier than originally planned to avoid any delay from a government shutdown and the consequent inability to timely obtain EDGAR filing codes, each of Kathleen M. Fortebuono, Matthew K. Harbaugh, Peter W. Hennessey and Chuck Xu filed their initial statements of beneficial ownership on Form 3 late, but in each case promptly upon receipt of their EDGAR filing codes. In addition, each of Terrence R. Curtin, Byron Green and Anne Noonan filed one late Form 4 to report three, two and one transaction(s), respectively.

2026 Proxy Statement	69

Additional Information
Future Stockholder Proposals
If you satisfy the requirements of the rules and regulations of the SEC and wish to submit a proposal to be considered for inclusion in the Company’s proxy materials for the 2027 Annual Meeting of Stockholders of Qnity Electronics, Inc., pursuant to Rule 14a-8, please send it to the Office of the Corporate Secretary at 974 Centre Road, Building 735, Wilmington Delaware 19805. Under Rule 14a-8 of the Exchange Act, these proposals must be received no later than the close of business on December 9, 2026.
Future Annual Meeting Business
Under our Amended and Restated Bylaws, if you wish to raise items of proper business directly at an annual meeting, including director nominations outside of the proxy access process, other than stockholder proposals presented under Rule 14a-8 for inclusion in our proxy materials, you must give advance written notification to the Office of the Corporate Secretary. at the address set forth above under “Future Stockholder Proposals”. For the 2027 Meeting, written notice must be received by the Office of the Corporate Secretary between the close of business on December 9, 2026, and the close of business on January 8, 2027. However, as provided in the Amended and Restated Bylaws, different deadlines apply if the 2027 Meeting is called for a date that is not within 30 days before or after the anniversary of the Annual Meeting. In that event, written notice must be received by the Office of the Corporate Secretary no earlier than the close of business on the 120th day prior to the 2027 Meeting and no later than the close of business on the later of the 90th day prior to the 2027 Meeting and the 10th day following the date on which public disclosure of the date of such meeting is first made by the Company. Such notices must comply with the procedural and content requirements of our Amended and Restated Bylaws. If notice of a matter is not received within the applicable deadlines or does not comply with the Amended and Restated Bylaws, the chair of the annual meeting may refuse to introduce such matter. If a stockholder does not meet these deadlines, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the annual meeting. The full text of the Amended and Restated Bylaws is available at https://ir.qnityelectronics.com/corporate-governance/governance-documents.
Future Director Nominees through Proxy Access
Under our Amended and Restated Bylaws, if you wish to nominate a director through proxy access, you must give advance written notification to the Office of the Corporate Secretary at the address set forth above under “Future Stockholder Proposals”. For the 2027 Meeting, written notice must be received by the Office of the Corporate Secretary between the close of business on November 9, 2026, and the close of business on December 9, 2026. Such notices must comply with the procedural and content requirements of the Amended and Restated Bylaws. The full text of the Amended and Restated Bylaws is available at https://ir.qnityelectronics.com/corporate-governance/governance-documents.

70

Additional Information

Multiple Stockholders with the Same Address
The SEC’s “householding” rules permit us to deliver only one notice or set of proxy materials to stockholders who share an address unless otherwise requested. This practice is designed to reduce printing and postage costs. If you are a registered stockholder and share an address with another stockholder and have received only one notice or one set of proxy materials, you may request a separate copy of these materials, and future materials, at no cost to you by writing to the Office of the Corporate Secretary at 974 Centre Road, Building 735, Wilmington, DE 19805 or by calling 302-295-5783. Alternatively, if you are currently receiving multiple copies of the notice or the proxy materials at the same address and wish to receive a single copy in the future, you may contact the Office of the Corporate Secretary. If you hold your stock with a bank or broker, you may revoke your consent to householding at any time by contacting Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-866-540-7095. If you are a registered stockholder receiving multiple copies at the same address or if you have a number of accounts at a single brokerage firm, you may submit a request to receive a single copy in the future by contacting the Office of the Corporate Secretary. If you hold your stock with a bank or broker, contact Broadridge Financial Solutions Inc. at the address and telephone number provided above. The Company will promptly deliver to a stockholder who received one copy of proxy materials as the result of householding, a copy of the materials upon the stockholder’s written or oral request to the Office of the Corporate Secretary.
Electronic Delivery of Proxy Materials
Stockholders may request proxy materials be delivered to them electronically in 2027 by visiting www.proxyvote.com. This results in faster delivery of the documents and significant savings to the Company by reducing printing and mailing costs.
Copies of Proxy Materials and Annual Report
The Notice and Proxy Statement and Annual Report are posted on the Investor Relations page of Qnity’s website at https://ir.qnityelectronics.com and at www.proxyvote.com.
Cautionary Statement Regarding Forward Looking Statements
Certain statements within this Proxy Statement may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words. Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties and assumptions, many of which that are beyond Qnity’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements are not guarantees of future results. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and should consider the uncertainties and risks discussed in our 2025 Annual Report on Form 10-K and subsequent filings with the SEC. Qnity assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.
Other Information
References to our website or other links to our publications or other information are provided for the convenience of our stockholders. None of the information or data included on our websites or accessible at these links is incorporated into, and will not be deemed part of, this Proxy Statement or any other filings with the SEC.

2026 Proxy Statement	71

Voting, Question and Attendance Procedures
In this Proxy Statement, you will find information on the Board, the candidates for election to the Board, and the three other items to be voted upon at the Annual Meeting and any adjournment or postponement of the Annual Meeting. The background information in this Proxy Statement has been supplied to you at the request of the Board to help you decide how to vote and to provide information on the Company’s corporate governance and compensation practices. This Proxy Statement is first being made available to stockholders on or about April 8, 2026.
Vote Your Shares in Advance
You may vote your shares by internet, telephone or signing and returning the enclosed proxy or other voting instruction form. Your shares will be voted only if the proxy or voting instruction form is properly executed and received by the independent Inspector of Election prior to the Annual Meeting. If no specific instructions are given by you when you execute your voting instruction form, as explained on the form, your shares will be voted as recommended by the Board.
You may revoke your proxy or voting instructions at any time before their use at the Annual Meeting by sending a written revocation, by submitting another proxy or voting form on a later date, or by voting virtually at the Annual Meeting. No matter which voting method you choose, however, you should not vote any single account more than once unless you wish to change your vote. Be sure to submit votes for each separate account in which you hold Qnity common stock.
Confidential Voting
The Company maintains vote confidentiality. Proxies and ballots of all stockholders are kept confidential unless disclosure is required by law and in other limited circumstances. The Company requires the appointment of an independent tabulator and Inspector of Election for the Annual Meeting.
Dividend Reinvestment Plan Shares
If you are enrolled in the direct stock purchase and dividend reinvestment plan administered by Computershare Trust Company, N.A. (the Computershare DRIP), the Qnity common stock owned on the record date by you directly in registered form, plus all shares of common stock held for you in the Computershare DRIP, will appear together on a single proxy voting form. If no instructions are provided by you on an executed proxy voting form, your Computershare DRIP shares will be voted as recommended by the Board.

72

Voting, Question and Attendance Procedures

Qnity Shares Outstanding and Quorum
At the close of business on the record date, March 25, 2026, there were 209,441,577 shares of Qnity common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. The holders of a majority of the voting power of the issued and outstanding shares of common stock entitled to vote that are present in person or represented by proxy constitute a quorum for the transaction of business at the Annual Meeting.

Agenda Item	Board Recommendation	Voting Standards	Treatment of Abstentions	Treatment of Broker Non-Votes(1)

Election of Directors	FOR each director nominee	Majority of votes cast	Not counted as votes cast and therefore no effect	No effect

Advisory Vote to Approve the Compensation of our Named Executive Officers (Say on Pay)	FOR	Affirmative vote of the holders of voting shares present in person or by proxy representing a plurality of the votes actually cast on such matter	Not counted as votes cast and therefore no effect	No effect

Advisory Proposal on the Frequency of future Say on Pay Votes	One year	Affirmative vote of the holders of voting shares present in person or by proxy representing a plurality of the votes actually cast on such matter	Not counted as votes cast and therefore no effect	No effect

Ratification of the Appointment of the Independent Registered Public Accounting Firm	FOR	Affirmative vote of the holders of voting shares present in person or by proxy representing a plurality of the votes actually cast on such matter	Not counted as votes cast and therefore no effect	Not applicable

(1)If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. In this regard, Proposals 1, 2 and 3 are considered to be “non-routine,” meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. Proposal 4 is considered to be a “routine” matter, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 4. When there is at least one “routine” matter that the broker, bank or other securities intermediary votes on, the shares that are un-voted on “non-routine” matters are counted as “broker non-votes.”
If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

2026 Proxy Statement	73

Voting, Question and Attendance Procedures

Proxy Solicitation on Behalf of the Board
The Board is soliciting proxies to provide an opportunity for all stockholders to vote, whether or not the stockholders are able to attend the Annual Meeting or an adjournment or postponement thereof. Directors, officers and employees may solicit proxies on behalf of the Board in person, by mail, by telephone or by electronic communication. The proxy representatives of the Board will not be specially compensated for their services in this regard.
Qnity has retained Innisfree M&A Incorporated to aid in the solicitation of stockholders (primarily brokers, banks and other institutional investors) for an estimated fee of $25,000, plus reasonable expenses. Arrangements have been made with brokerage houses, nominees and other custodians and fiduciaries to send materials to their principals, and their reasonable expenses will be reimbursed by Qnity on request. The cost of solicitation will be borne by Qnity.
Participating in the Annual Meeting
The Annual Meeting will be online and a completely virtual meeting of stockholders. We cordially invite all stockholders to participate in the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the voting instructions that accompanied your proxy materials. Please have your 16-digit control number readily available and log on to the Annual Meeting by visiting www.virtualshareholdermeeting.com/Q2026 and entering your 16-digit control number. You may begin to log into the meeting platform beginning at 12:45 p.m. ET on May 21, 2026. The meeting will begin promptly at 1:00 p.m. ET on May 21, 2026. A list of stockholders of record entitled to vote will be open to any stockholder for any purpose relevant to the Annual Meeting for a period of ten days ending the day before the Annual Meeting, during normal business hours, at the Office of the Corporate Secretary, 974 Centre Road, Building 735, Wilmington, DE 19805.
The virtual meeting platform will be optimized on Chrome, Firefox, MS Edge and Safari. The platform is also fully supported across devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
We are committed to ensuring our stockholders have the same rights and opportunities to participate in the Annual Meeting as if it had been held in a physical location. If you wish to submit a question before the meeting, you may log into www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on “Submit Questions,” type in your question, and click “Submit.” Alternatively, if you want to submit your question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/Q2026, type your question into the “Ask a Question” field, and click “Submit.”
Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions and answers may be grouped by topic, and substantially similar questions may be grouped and answered once. Questions regarding personal matters, including those related to employment or product or service issues, are not pertinent to meeting matters and therefore will not be answered. Questions and answers to any pertinent questions not addressed during the meeting due to timing constraints will be published on the investor relations page of our website following the meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page. Technical support will be available starting at 12:45 p.m. ETon May 21, 2026 and through the conclusion of the meeting.
Whether or not you expect to attend the Annual Meeting virtually, please vote your shares in one of the ways described in this Proxy Statement as promptly as possible.
Other Matters
The Board does not intend to present any business at the Annual Meeting that is not described in this Proxy Statement. The enclosed proxy or other voting instruction form confers upon the designated persons the discretion to vote the shares represented in accordance with their best judgment. Such discretionary authority extends to any other properly presented matter. The Board is not aware of any other matter that may properly be presented for action at the Annual Meeting.

74

Appendix A
Non-GAAP Financial Measures
The tables below include information that does not conform to accounting principles generally accepted in the United States of America (GAAP) and are considered non-GAAP measures, including the presentation of Organic Sales, Adjusted Operating EBITDA, Adjusted Pro Forma Operating EBITDA, Adjusted EPS and Adjusted Pro Forma EPS. The non-GAAP measures presented are not necessarily indicative of the future possible key performance indicators or non-GAAP measures of Qnity.
Qnity believes these non-GAAP financial measures are useful to investors because they provide additional information related to the performance of Qnity on an as-managed basis by DuPont and a stand-alone basis. These non-GAAP financial measures supplement disclosures prepared in accordance with GAAP and reflect results in a manner that enables, in some instances, more meaningful analysis of trends and facilitates comparison of results across periods. These non-GAAP financial measures should not be viewed as an alternative to GAAP. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Reconciliations for these non-GAAP measures to their most directly comparable GAAP financial measures are provided below. Non-GAAP measures used in this Proxy Statement are defined below.
Organic Sales is defined as net sales excluding the impacts of currency and portfolio actions.
Adjusted Operating EBITDA is defined as Pre-tax Earnings (i.e., “Income before income taxes") before interest, depreciation, amortization, non-operating pension / other post-employment benefits / charges, foreign exchange gains / losses, indirect legacy benefits/costs, and adjusted for significant items.
Significant items are items that impact Qnity and arise outside the ordinary course of business that management believes may cause misinterpretation of underlying business performance, both historical and future, based on a combination of some or all of the item’s size, unusual nature and infrequent occurrence. Within this definition, management classifies as significant items certain costs and expenses associated with acquisition, integration, and separation activities related to transformational acquisitions and divestitures as they are considered unrelated to ongoing business performance.
Indirect legacy benefits/costs relate to cost sharing arrangements executed between DuPont and Qnity at the time of the Spin-off. Such costs include certain litigation and environmental-related shared costs, taxes, and indirect cost sharing arrangements, and are excluded from Adjusted Operating EBITDA, as defined above, as they are considered unrelated to ongoing Qnity business performance.
Adjusted Earnings is defined as net income available for Qnity common stockholders excluding the impacts of significant items, amortization expense of intangibles, non-operating pension / other post-employment benefits credits / costs, and indirect legacy benefits/costs and adjusted for the income tax effect of these excluded items. Adjusted Earnings is the numerator used in the calculation of Adjusted EPS.
Adjusted EPS is defined as Adjusted Earnings per common share - diluted.
Qnity has also presented measures on a pro forma basis which were prepared in a manner consistent with Article 11 of Regulation S-X. Our pro forma results give effect to the Spin-Off and related transactions as if the transaction occurred on January 1, 2024. Our Pro Forma adjustments reflect: interest expense associated with our current debt structure; the impact of the Transition Services Agreements and other commercial agreements entered into with DuPont in connection with the Spin-Off; and transaction and other incremental costs required to operate as a stand-alone entity.
We believe pro forma measures are helpful to supplement our financial results as they allow a comparison of results as a stand-alone company as if the agreements were in place for the periods presented.
Adjusted Pro Forma Earnings is defined as net income available for Qnity common stockholders excluding the impacts of significant items, amortization expense of intangibles, non-operating pension / other post-employment benefits credits / costs, and indirect legacy benefits/costs, less the after-tax impacts of the pro forma adjustments described above and adjusted for the income tax effect of these excluded items. Adjusted Pro Forma Earnings is the numerator used in the calculation of Adjusted Pro Forma EPS.
Adjusted Pro Forma EPS is defined as Adjusted Pro Forma Earnings per common share - diluted.
Adjusted Pro Forma Operating EBITDA is defined as Adjusted Operating EBITDA less certain pro forma adjustments described above.

2026 Proxy Statement	A-1

Appendix A

Reconciliation of Net Sales to Organic Revenue
In millions	FY 2025	Q4 2025	Q3 2025 [1]	Q2 2025 [1]	Q1 2025 [1]
Net Sales (GAAP)	$4,754	$1,190	$1,276	$1,170	$1,118
- Currency	7	2	8	5	(8)
- Portfolio	—	—	—	—
Organic Revenue (non-GAAP)	$4,747	$1,188	$1,268	$1,165	$1,126
1. For the first three quarters of 2025, DuPont established quarterly performance targets and assessed results based on overall DuPont Company performance. Prior to the Spin-Off of Qnity, the DuPont Committee approved the performance achievement of Quarters one through three for the Qnity Committee to use in the overall payout determination for Qnity employees. As such, these metrics are included in the annual reconciliation of Net Sales to Organic Revenue but were not used in any performance target or payout calculations in the year ended December 31, 2025.

Reconciliation of Net Income to Adjusted Operating EBITDA
In millions	FY 2025
Income, net of tax (GAAP)	$729
+ Provision for income taxes	233
Income before income taxes (GAAP)	$962
+ Depreciation and amortization	376
- Interest income [1]	2
+ Interest expense	65
- Non-operating pension/OPEB benefit credits	2
- Foreign exchange gains (losses), net	(4)
- Indirect legacy benefits (costs) - net	5
- Adjustments for significant items (charge) benefit	(43)
Adjusted Operating EBITDA (non-GAAP)	$1,441
+ Pro forma adjustments [2,3]	(39)
Adjusted Pro Forma Operating EBITDA (non-GAAP)	$1,402
1. The twelve months ended December 31, 2025 excludes accrued interest income earned on employee retention credits. Refer to details of significant items below.
2. Reflects the incremental costs required to operate as a stand-alone entity in the amount of $46 million for the twelve months ended December 31, 2025.
3. Reflects the net benefit of the Transition Services Agreements and other commercial agreements entered into with DuPont in connection with the spin-off in the amount of $7 million for the twelve months ended December 31, 2025.

A-2

Appendix A

Reconciliation of Adjusted Operating EBITDA and Adjusted Pro Forma Operating EBITDA by Segment
In millions	FY 2025
Semiconductor Technologies	$945
Interconnect Solutions	539
Corporate	(43)
Total Adjusted Operating EBITDA (non-GAAP)	$1,441
Semiconductor Technologies	$(13)
Interconnect Solutions	(5)
Corporate	(21)
Total Pro Forma adjustments [1,2] (non-GAAP)	$(39)
Semiconductor Technologies	$932
Interconnect Solutions	534
Corporate	(64)
Total Adjusted Pro Forma Operating EBITDA (non-GAAP)	$1,402
1. Reflects the incremental costs required to operate as a stand-alone entity in the amount of $46 million for the twelve months ended December 31, 2025.
2. Reflects the net benefit of the Transition Services Agreements and other commercial agreements entered into with DuPont in connection with the Spin-Off in the amount of $7 million for the twelve months ended December 31, 2025.

2026 Proxy Statement	A-3

Appendix A

Reconciliation of Net Income[1] to Adjusted Earnings and Adjusted Pro Forma Earnings
In millions, except per share amounts	FY 2025
Net Income available for Qnity common stockholders (GAAP)[1]	$692
Earnings Per Share (GAAP)[2]	$3.30
Less: Significant Items[3]	(43)
Less: Other Non-GAAP Adjustments[3]
Amortization of intangibles	(207)
Non-op pension benefit credits	2
Indirect legacy benefits (costs) - net	5
Income Tax Items[4]	(30)
Tax effect of Non-GAAP Adjustments[5]	47
Adjusted Earnings (non-GAAP)	$918
Adjusted Earnings Per Share (non-GAAP)[6]	$4.38
Less: Pro forma adjustments[7,8,9]	(215)
Adjusted Pro Forma Earnings (non-GAAP)	$703
Adjusted Pro Forma Earnings Per Share (non-GAAP)[10]	$3.35
1. Net income available for Qnity common stockholders.
2. Earnings per common share - diluted.
3. All Significant Items and Non-GAAP Adjustments are shown on a pre-tax basis with the exception of "Income Tax Items" and "Tax effect of Non-GAAP Adjustments"
4. Reflects non-recurring or significant tax items, including uncertain tax position expense related to tax actions in the year associated with the spin-off, with corresponding adjustments to indemnification balances related to the share that DuPont is responsible for.
5. The income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.
6. Adjusted Earnings Per Share is calculated based on Adjusted Earnings divided by common shares – diluted as of December 31, 2025.
7. Reflects the after-tax incremental interest expense related to our current debt structure in the amounts of $186 million for the twelve months ended December 31, 2025.
8. Reflects the after-tax incremental costs required to operate as a stand-alone entity in the amounts of $35 million for the twelve months ended December 31, 2025.
9. Reflects the after-tax net benefit of the Transition Services Agreements and other commercial agreements entered into with DuPont in connection with the spin-off in the before tax amounts of $5 million for the twelve months ended December 31, 2025.
10. Adjusted Pro Forma Earnings Per Share is calculated based on Adjusted Pro Forma Earnings divided by common shares – diluted as of December 31, 2025.
Significant Items Impacting Results

In millions	FY 2025
Restructuring and asset related charges - net[1]	$(20)
Employee retention credit[2]	2
Acquisition, integration & separation costs[3]	(25)
Total pre-tax significant items charge	$(43)
1. Reflects restructuring charges primarily related to the DuPont sponsored restructuring program which initiated prior to spin-off and was recognized in "Restructuring and asset related charges - net" in the Company's Consolidated Statement of Operations reported in the Company's Annual Form 10-K filed on February 26, 2026.
2. Reflects accrued interest earned on employee retention credits and is recorded in “Interest income” within the “Other income (expense) - net” line item in the Company’s Consolidated Statements of Operations reported in the Company's Annual Form 10-K filed on February 26, 2026.
3. Acquisition, integration and separation costs primarily related to financial advisory, accounting, consulting, and other professional advisory fees.

A-4

QNITY ELECTRONICS, INC.
ATTN: OFFICE OF THE CORPORATE SECRETARY
974 CENTRE ROAD, CRP BUILDING 735
WILMINGTON, DE 19805

SCAN TO VIEW MATERIALS & VOTE

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Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on the cut-off date (see reverse side). Have your proxy card in hand when you access the website and follow the instructions to cast your vote.

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V83153-Z91647-P41544

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QNITY ELECTRONICS, INC.

The Board of Directors recommends that you vote FOR all director nominees in Agenda Item 1, FOR Agenda Items 2 and 4 and FOR EVERY ONE YEAR for Agenda Item 3.

1. Election of three Class I Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Karin De Bondt	☐	☐	☐
1b. Byron Green	☐	☐	☐
1c. Jon Kemp	☐	☐	☐

	For	**Against**	**Abstain**
2. Advisory Vote to Approve Executive Compensation (Say on Pay)	☐	☐	☐

	1 Year	**2 Years**	**3 Years**	**Abstain**
3. Advisory Vote on Frequency of Future Say on Pay Votes	☐	☐	☐	☐

NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. All holders must sign. If a corporation, sign the full corporate name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT. PLEASE VOTE THE SHARES AS SOON AS POSSIBLE.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,
▼ DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

V83154-Z91647-P41544

QNITY ELECTRONICS, INC.
Annual Meeting of Stockholders
May 21, 2026, 1:00 PM Eastern Time

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints M. Blinn and J. Kemp, or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 21, 2026, and any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the Meeting. The undersigned hereby revokes all proxies previously given.

Such proxies are directed to vote as specified on the reverse side, or if no specification is made, FOR all director nominees in Agenda Item 1, FOR Agenda Items 2 and 4 and FOR EVERY ONE YEAR for Agenda Item 3, and to vote in accordance with their discretion on such other matters as may properly come before the Meeting and at any adjournment or postponement of the Meeting. To vote in accordance with the Qnity Board of Directors' recommendations, just sign and date on the reverse side; no voting boxes need to be checked.

Continued and to be signed on reverse side